CMBS NEW ISSUE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                             ----------------------
                                 $2,102,782,000
                       (APPROXIMATE OFFERED CERTIFICATES)

                                 $2,285,634,268
                     (APPROXIMATE TOTAL COLLATERAL BALANCE)

                                  COMM 2005-C6
                             ----------------------
                               COMMERCIAL MORTGAGE
                            PASS-THROUGH CERTIFICATES

                       GERMAN AMERICAN CAPITAL CORPORATION
                      GMAC COMMERCIAL MORTGAGE CORPORATION
                         PNC BANK, NATIONAL ASSOCIATION
                              MORTGAGE LOAN SELLERS
                             ----------------------

----------------------------------------------------------------------------------------------------------------------------------

CLASS         APPROX. SIZE     INITIAL PASS-        RATINGS         SUBORDINATION                 PRINCIPAL       ASSUMED FINAL
                 (FACE)        THROUGH RATE      (S&P/MOODY'S)         LEVELS        WAL (YRS.)    WINDOW       DISTRIBUTION DATE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
  A-1         $ 48,000,000              %          AAA/Aaa            20.000%           2.58      9/05-1/10     January 10, 2010
----------------------------------------------------------------------------------------------------------------------------------
  A-2         $185,500,000              %          AAA/Aaa            20.000%           4.63      1/10-7/10        July 10, 2010
----------------------------------------------------------------------------------------------------------------------------------
  A-3         $ 59,600,000              %          AAA/Aaa            20.000%           6.88      6/12-8/12      August 10, 2012
----------------------------------------------------------------------------------------------------------------------------------
  A-4         $ 35,500,000              %          AAA/Aaa            20.000%           9.01      7/14-1/15     January 10, 2015
----------------------------------------------------------------------------------------------------------------------------------
  A-AB        $ 71,900,000              %          AAA/Aaa            20.000%           6.95      7/10-7/14        July 10, 2014
----------------------------------------------------------------------------------------------------------------------------------
  A-5A        $800,596,000              %          AAA/Aaa            30.000%           9.82      1/15-7/15        July 10, 2015
----------------------------------------------------------------------------------------------------------------------------------
  A-5B        $114,371,000              %          AAA/Aaa            20.000%           9.89      7/15-7/15        July 10, 2015
----------------------------------------------------------------------------------------------------------------------------------
  A-1A        $513,040,000              %          AAA/Aaa            20.000%           7.93      9/05-8/15      August 10, 2015
----------------------------------------------------------------------------------------------------------------------------------
  X-P         $                         %          AAA/Aaa              N/A              N/A         N/A
----------------------------------------------------------------------------------------------------------------------------------
  A-J         $171,422,000              %          AAA/Aaa            12.500%           9.98      8/15-8/15      August 10, 2015
----------------------------------------------------------------------------------------------------------------------------------
   B          $ 45,712,000              %          AA/Aa2             10.500%           9.98      8/15-8/15      August 10, 2015
----------------------------------------------------------------------------------------------------------------------------------
   C          $ 20,000,000              %          AA-/Aa3            9.625%            9.98      8/15-8/15      August 10, 2015
----------------------------------------------------------------------------------------------------------------------------------
   D           $ 37,141,000              %          A/A2              8.000%            9.98      8/15-8/15      August 10, 2015
----------------------------------------------------------------------------------------------------------------------------------

                            DEUTSCHE BANK SECURITIES
                   Sole Book Running Manager and Lead Manager

GMAC COMMERCIAL HOLDING CAPITAL MARKETS CORP.          PNC CAPITAL MARKETS, INC.
Co-Manager                                                            Co-Manager
CREDIT SUISSE FIRST BOSTON           JPMORGAN                WACHOVIA SECURITIES
Co-Manager                          Co-Manager                        Co-Manager
                                  -------------
                                  JULY 27, 2005

This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
TRANSACTION FEATURES

>> SELLERS:

                                                            NO. OF               CUT-OFF DATE                  %
         SELLERS                                             LOANS                BALANCE ($)               OF POOL
---------------------------------------------------------------------------------------------------------------------
         German American Capital Corporation                   31               $  962,588,155               42.11%
         GMAC Commercial Mortgage Corporation                  62                  953,241,589               41.71
         PNC Bank, National Association                        45                  369,804,523               16.18
---------------------------------------------------------------------------------------------------------------------
         TOTAL:                                               138               $2,285,634,268              100.00%
---------------------------------------------------------------------------------------------------------------------

>> LOAN POOL:

         o   Average Cut-off Date Balance: $16,562,567

         o Largest Mortgage Loan by Cut-off Date Balance: $218,000,000 (Shadow Rated BBB+ / Baa3 by S&P and Moody's, respectively)

         o Five largest and ten largest loans or cross-collateralized loan groups: 30.79% and 43.65% of the pool, respectively

>> CREDIT STATISTICS:

         o   Weighted average underwritten DSCR of 1.60x

         o Weighted average cut-off date LTV ratio of 68.08%; weighted average balloon LTV ratio of 61.82%

>> PROPERTY TYPES:

               [Data below represents pie chart in printed piece.]

                      MULTIFAMILY(1)            26.24%
                      OFFICE                    25.49%
                      RETAIL                    24.03%
                      HOTEL                      9.16%
                      MIXED USE(2)               7.29%
                      SELF STORAGE               6.48%
                      INDUSTRIAL                 1.32%

(1) Consists of Multifamily (24.89%) and Manufactured Housing (1.35%).
(2) Consists of office and retail components.

>> CALL PROTECTION: (AS APPLICABLE)

         o 100.00% of the pool (current balance) has a remaining lockout period ranging from 21 to 57 payments, then defeasance or yield maintenance (which in no event may be less than 1% of the amount prepaid).

>> BOND INFORMATION:

         o Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
OFFERED CERTIFICATES

            INITIAL CERTIFICATE                                                                    ASSUMED FINAL       INITIAL
CLASS           BALANCE OR       SUBORDINATION       RATINGS         AVERAGE        PRINCIPAL      DISTRIBUTION     PASS-THROUGH
            NOTIONAL AMOUNT(1)      LEVELS        (S&P/MOODY'S)  LIFE (YRS.)(2)     WINDOW(2)         DATE(2)     RATE (APPROX.)(3)
-----------------------------------------------------------------------------------------------------------------------------------
A-1(4)         $ 48,000,000        20.000%(7)        AAA/Aaa           2.58         9/05-1/10    January 10, 2010             %
-----------------------------------------------------------------------------------------------------------------------------------
A-2(4)         $185,500,000        20.000%(7)        AAA/Aaa           4.63         1/10-7/10       July 10, 2010             %
-----------------------------------------------------------------------------------------------------------------------------------
A-3(4)         $ 59,600,000        20.000%(7)        AAA/Aaa           6.88         6/12-8/12     August 10, 2012             %
-----------------------------------------------------------------------------------------------------------------------------------
A-4(4)         $ 35,500,000        20.000%(7)        AAA/Aaa           9.01         7/14-1/15    January 10, 2015             %
A-AB(4)        $ 71,900,000        20.000%(7)        AAA/Aaa           6.95         7/10-7/14       July 10, 2014             %
A-5A(4)        $800,596,000        30.000%(7)        AAA/Aaa           9.82         1/15-7/15       July 10, 2015             %
A-5B(4)        $114,371,000        20.000%(7)        AAA/Aaa           9.89         7/15-7/15       July 10, 2015             %
A-1A(4)        $513,040,000        20.000%(7)        AAA/Aaa           7.93         9/05-8/15     August 10, 2015             %
X-P(5)         $                      N/A            AAA/Aaa           N/A             N/A                                    %
-----------------------------------------------------------------------------------------------------------------------------------
A-J            $171,422,000        12.500%           AAA/Aaa           9.98         8/15-8/15     August 10, 2015             %
-----------------------------------------------------------------------------------------------------------------------------------
B              $ 45,712,000        10.500%           AA/Aa2            9.98         8/15-8/15     August 10, 2015             %
-----------------------------------------------------------------------------------------------------------------------------------
C              $ 20,000,000         9.625%           AA-/Aa3           9.98         8/15-8/15     August 10, 2015             %
D              $ 37,141,000         8.000%            A/A2             9.98         8/15-8/15     August 10, 2015             %
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIVATE CERTIFICATES(6)

            INITIAL CERTIFICATE                                                                    ASSUMED FINAL       INITIAL
CLASS           BALANCE OR       SUBORDINATION       RATINGS         AVERAGE        PRINCIPAL      DISTRIBUTION     PASS-THROUGH
            NOTIONAL AMOUNT(1)      LEVELS        (S&P/MOODY'S)  LIFE (YRS.)(2)     WINDOW(2)         DATE(2)     RATE (APPROX.)(3)
-----------------------------------------------------------------------------------------------------------------------------------
X-C(5)       $2,285,634,267           N/A            AAA/Aaa           N/A             N/A          July 10, 2030             %
-----------------------------------------------------------------------------------------------------------------------------------
E            $   28,570,000         6.750%            A-/A3            9.98         8/15-8/15     August 10, 2015             %
-----------------------------------------------------------------------------------------------------------------------------------
F            $   25,714,000         5.625%          BBB+/Baa1          9.98         8/15-8/15     August 10, 2015             %
G            $   25,713,000         4.500%          BBB/Baa2           9.98         8/15-8/15     August 10, 2015             %
H            $   22,857,000         3.500%          BBB-/Baa3          9.98         8/15-8/15     August 10, 2015             %
J            $   14,285,000         2.875%           BB+/Ba1          10.01         8/15-9/15  September 10, 2015             %
K            $   11,428,000         2.375%           BB/Ba2           10.10         9/15-6/16       June 10, 2016             %
L            $    5,714,000         2.125%           BB-/Ba3          12.24         6/16-3/19      March 10, 2019             %
-----------------------------------------------------------------------------------------------------------------------------------
M            $   14,285,000         1.500%            B+/NR           14.82         3/19-8/20     August 10, 2020             %
-----------------------------------------------------------------------------------------------------------------------------------
N            $    2,857,000         1.375%            B/NR            14.98         8/20-8/20     August 10, 2020             %
O            $    5,714,000         1.125%            B-/NR           14.98         8/20-8/20     August 10, 2020             %
P            $   25,715,267         0.000%            NR/NR           15.52         8/20-7/30       July 10, 2030             %

NOTES:

(1)  Subject to a permitted variance of plus or minus 5%.

(2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

(3)  The Class A-1, A-2, A-3, A-4, A-AB, A-5A, A-5B, A-1A, A-J, B, C, D, E, F, G
     and H Certificates will each accrue interest at either (i) a fixed rate,
     (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate, (iii) a rate equal to the weighted average net mortgage interest rate less a specified percentage or (iv) a rate equal to the weighted average net mortgage interest rate. The Class J, K, L, M, N, O and P Certificates will accrue interest at either (i) a fixed rate, or (ii) a fixed rate subject to a cap at the weighted average net mortgage interest rate.

(4) For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5A, Class A-5B and Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct Loan Groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 103 mortgage loans, representing approximately 77.55% of the outstanding pool balance. Loan Group 2 will consist of 35 mortgage loans, representing approximately 22.45% of the outstanding pool balance. Loan Group 2 will include approximately 88.04% of all the mortgage loans secured by multifamily properties and approximately 39.81% of all the mortgage loans secured by manufactured housing properties.

     So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5A, Class A-5B, Class A-1A, Class X-C and Class X-P Certificates, interest distributions on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5A and Class A-5B Certificates will be based upon amounts available relating to mortgage loans in Loan Group 1 and interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in Loan Group 2. In addition, generally, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5A and Class A-5B Certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1, and after the certificate principal balance of the Class A-1A Certificates has been reduced to zero, Loan Group 2, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2, and after the certificate principal balance of the Class A-5B Certificates has been reduced to zero, Loan Group 1. However, on and after any distribution date on which the certificate principal balances of the Class A-J and Class B through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5 and Class A-1A Certificates, pro rata, provided that amounts distributed to the Class A-5 Certificates will be applied first to the Class A-5A Certificates and then to the Class A-5B Certificates as described in the prospectus supplement.

(5) The interest accrual amount on each of the Class X-C and Class X-P Certificates will be calculated by reference to a notional amount equal to the aggregate of the Class principal balances of all or some of the Classes of certificates, as applicable. The pass-through rates on the Class X-C and Class X-P Certificates in the aggregate will be based on the weighted average of the interest strip rates of the components of the Class X-C and Class X-P Certificates, which will be based on the net mortgage rates applicable to the mortgage loans as of the preceding distribution date minus the pass-through rates of such components. The Class X-C and Class X-P Certificates were structured assuming that the Lakewood Center B Loan, General Motors Building B Loan and Loews Universal Hotel Portfolio B (collectively representing 17.15% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date) absorb any loss prior to the related Mortgage Loan. For more information regarding these Mortgage Loans (as well as information regarding other Mortgaged Properties that secure subordinate notes that are held outside of the trust), see "Description of the Mortgage Trust Pool_Split Loan Structures in the prospectus supplement.

(6)  Certificates to be offered privately pursuant to Rule 144A and Regulation
     S.

(7) Represents the approximate subordination level for the Class A-1, A-2, A-3, A-4, A-AB, A-5A, A-5B and A-1A Certificates in the aggregate. Additionally, the subordination level for the Class A-5A Certificates reflects the credit support provided by the Class A-5B Certificates.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
I. ISSUE CHARACTERISTICS

                      ISSUE TYPE:    Public: Classes A-1, A-2, A-3, A-4, A-AB,
                                     A-5A, A-5B, A-1A, X-P, A-J, B, C and D (the
                                     "Offered Certificates"). Private (Rule
                                     144A, Regulation S), Classes X-C, E, F, G,
                                     H, J, K, L, M, N, O and P.

              SECURITIES OFFERED:    $2,102,782,000 monthly pay, multi-class,
                                     sequential pay commercial mortgage REMIC
                                     Pass-Through Certificates, consisting of 12 fixed-rate principal and interest classes
                                     (A-1, A-2, A-3, A-4, A-AB, A-5A, A-5B,
                                     A-1A, A-J, B, C and D) and 1 interest only class, the Class X-P.

                   MORTGAGE POOL:    The Mortgage Pool consists of 138 Mortgage
                                     Loans with an aggregate balance as of the Cut-Off Date of $2,285,634,268. The
                                     Mortgage Loans are secured by 190
                                     properties located throughout 31 states and the District of Columbia.

                         SELLERS: German American Capital Corporation (GACC), GMAC Commercial Mortgage Corporation (GMACCM) and PNC Bank, National Association
                                     (PNC)

                      BOOKRUNNER:    Deutsche Bank Securities Inc.

                    LEAD MANAGER:    Deutsche Bank Securities Inc.

                     CO-MANAGERS:    GMAC Commercial Holding Capital Markets
                                     Corp., PNC Capital Markets, Inc., Credit
                                     Suisse First Boston LLC, J.P. Morgan
                                     Securities Inc., and Wachovia Securities,
                                     LLC.

                        SERVICER:    Midland Loan Services, Inc., a Delaware
                                     corporation, with respect to all of the
                                     mortgage loans other than the Loews
                                     Universal Hotel Portfolio Loan and the
                                     mortgage loans sold to Deutsche Mortgage &
                                     Asset Receiving Corporation (the
                                     "Depositor") by GMAC Commercial Mortgage
                                     Corporation, one of the mortgage loan
                                     sellers and GMAC Commercial Mortgage
                                     Corporation, a California corporation, with respect to the Loews Universal Hotel
                                     Portfolio Loan and the mortgage loans sold to the Depositor by GMAC Commercial
                                     Mortgage Corporation. The Loews Universal
                                     Hotel Portfolio loan and the General Motors
                                     Building loan (together, the "Non-Serviced
                                     Mortgage Loans") will be serviced pursuant to the terms of separate pooling and servicing agreements.

                SPECIAL SERVICER:    GMAC Commercial Mortgage Corporation, a
                                     California corporation, with respect to all of the mortgage loans, other than the Non-Serviced Mortgage Loans.

                         TRUSTEE:    Wells Fargo Bank, N.A.

                    CUT-OFF DATE:    With respect to each mortgage loan, the
                                     later of August 1, 2005 and the date of
                                     origination of such mortgage loan.

           EXPECTED CLOSING DATE:    On or about August 19, 2005.

              DISTRIBUTION DATES:    The 10th day of each month or, if such 10th
                                     day is not a business day, the business day immediately following such 10th day, beginning in September, 2005.

           MINIMUM DENOMINATIONS:    (i) $10,000 with respect to the Class A-1,
                                     Class A-2, Class A-3, Class A-4, Class
                                     A-AB, Class A-5A, Class A-5B, Class A-1A and Class A-J Certificates, (ii) $25,000 with respect to the Class B, Class C and Class D Certificates and (iii) $1,000,000 with respect to the Class X-P Certificates, and in each case in multiples of $1 thereafter.

                SETTLEMENT TERMS:    DTC, Euroclear and Clearstream, same day
                                     funds, with accrued interest.

              ERISA/SMMEA STATUS:    Classes A-1, A-2, A-3, A-4, A-AB, A-5A,
                                     A-5B, A-1A, X-P, A-J, B, C and D are
                                     expected to be ERISA eligible. No Class of Certificates is SMMEA eligible.

                 RATING AGENCIES:    The Offered Certificates will be rated by
                                     Standard & Poor's Rating Services, a
                                     division of the McGraw-Hill Companies Inc.
                                     ("S&P") and Moody's Investors Service, Inc.
                                     ("Moody's").

                    RISK FACTORS:    THE CERTIFICATES INVOLVE CERTAIN RISKS AND
                                     MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                     THE "RISK FACTORS" SECTION OF THE
                                     PROSPECTUS SUPPLEMENT AND THE "RISK
                                     FACTORS" SECTION OF THE PROSPECTUS.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
II. STRUCTURE CHARACTERISTICS

On each Distribution Date, holders of each Class of the Offered Certificates will be entitled to receive interest and principal distributions from available funds in an amount equal to that Class' interest and principal entitlement, subject to:

   (i) payment of the respective interest entitlement for any class of certificates bearing an earlier alphanumeric designation (except in respect of the distribution of interest among the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5A, Class A-5B, Class A-1A, Class X-C and Class X-P Certificates, which will have the same senior priority, and except that distributions to the Class A-J Certificates are paid after distributions to the foregoing classes and except that distribution on the Class A-5A Certificates will be made prior to distributions on the Class A-5B Certificates), and

   (ii) if applicable, payment of the respective principal entitlement for such distribution date to outstanding classes of certificates having an earlier alphanumeric designation; provided, however, that the Class A-AB Certificates have certain priority with respect to reducing the principal balance of those certificates to their planned principal balance, provided further that the Class A-J Certificates receive distributions only after distributions are made to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5A, Class A-5B and Class A-1A Certificates and provided further that distribution on the Class A-5A Certificates will be made prior to distributions on the Class A-5B Certificates).

For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5A, Class A-5B and Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct Loan Groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 103 mortgage loans, representing approximately 77.55% of the outstanding pool balance. Loan Group 2 will consist of 35 mortgage loans, representing approximately 22.45% of the outstanding pool balance. Loan Group 2 will include approximately 88.04% of all the mortgage loans secured by multifamily properties and approximately 39.81% of all the mortgage loans secured by manufactured housing community properties.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5A and Class A-5B Certificates will have priority to payments received in respect of mortgage loans included in Loan Group 1. The Class A-1A Certificates will have priority to payments received in respect of mortgage loans included in Loan Group 2.







THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
III. FULL COLLATERAL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE        % OF
                                           LOANS        BALANCE ($)        POOL
-------------------------------------------------------------------------------
 1,297,373-1,999,999                       10             17,839,603       0.78
 2,000,000-2,999,999                       11             26,069,044       1.14
 3,000,000-3,999,999                       19             64,884,142       2.84
 4,000,000-5,999,999                       14             70,053,518       3.06
 6,000,000-6,999,999                       14             90,695,721       3.97
 7,000,000-9,999,999                       18            147,105,509       6.44
 10,000,000-14,999,999                     18            227,287,321       9.94
 15,000,000-29,999,999                     17            353,048,913      15.45
 30,000,000-49,999,999                      7            290,905,597      12.73
 50,000,000-69,999,999                      4            223,000,000       9.76
 70,000,000-218,000,000                     6            774,744,899      33.90
-------------------------------------------------------------------------------
 TOTAL:                                   138          2,285,634,268     100.00
-------------------------------------------------------------------------------
 Min: $1,297,373   Max: $218,000,000   Average: $16,562,567
-------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE       % OF
                                        PROPERTIES      BALANCE ($)       POOL
-------------------------------------------------------------------------------
 California                                21            660,945,638      28.92
   Southern                                18            503,752,622      22.04
   Northern                                31             57,193,016       6.88
 New York                                  21            390,458,413      17.08
 Florida                                   26            234,255,773      10.25
 Texas                                     28            216,304,311       9.46
 Virginia                                   4             85,700,000       3.75
 North Carolina                            18             72,144,990       3.16
 Alabama                                    8             69,119,090       3.02
 Maryland                                   5             62,794,122       2.75
 Nevada                                     2             61,100,000       2.67
 Pennsylvania                               5             60,945,694       2.67
 Arizona                                    7             54,580,767       2.39
 Michigan                                   7             39,069,626       1.71
 Georgia                                    4             33,879,603       1.48
 Other States(a)                           34            244,336,242      10.69
-------------------------------------------------------------------------------
 TOTAL:                                   190          2,285,634,268     100.00
-------------------------------------------------------------------------------
 (a) Includes 18 states and the District of Columbia.


PROPERTY TYPE
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE       % OF
                                        PROPERTIES      BALANCE ($)       POOL
-------------------------------------------------------------------------------
Multifamily                                50            599,657,894      26.24
  Multifamily                              45            568,810,521      24.89
  Manufactured Housing                      5             30,847,373       1.35
Office                                     29            582,494,829      25.49
Retail                                     44            549,214,628      24.03
  Anchored                                 20            455,172,190      19.91
  Unanchored                               10             60,410,023       2.64
  Single Tenant                            14             33,632,415       1.47
Hotel                                      18            209,470,092       9.16
Self Storage                               39            148,028,560       6.48
Mixed Use                                   6            166,553,988       7.29
Industrial                                  4             30,214,276       1.32
-------------------------------------------------------------------------------
TOTAL:                                    190          2,285,634,268     100.00
-------------------------------------------------------------------------------


MORTGAGE RATE (%)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE        % OF
                                           LOANS        BALANCE ($)        POOL
-------------------------------------------------------------------------------
 4.725%-4.999%                              2            150,000,000       6.56
 5.000%-5.249%                             31            760,108,009      33.26
 5.250%-5.449%                             48            571,081,210      24.99
 5.450%-5.749%                             40            504,829,660      22.09
 5.750%-6.000%                             17            299,615,389      13.11
-------------------------------------------------------------------------------
 TOTAL:                                   138          2,285,634,268     100.00
-------------------------------------------------------------------------------
 Min: 4.725%                       Max: 6.000%                 Wtd. Avg: 5.350%
-------------------------------------------------------------------------------


ORIGINAL TERM TO STATED MATURITY (MOS)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE        % OF
                                           LOANS        BALANCE ($)        POOL
-------------------------------------------------------------------------------
 60-80                                     13            355,150,537      15.54
 81-100                                     5             64,292,845       2.81
 101-120                                  112          1,776,301,756      77.72
 121-300                                    8             89,889,130       3.93
-------------------------------------------------------------------------------
 TOTAL:                                   138          2,285,634,268     100.00
-------------------------------------------------------------------------------
 Min: 60                             Max: 300                     Wtd. Avg: 112
-------------------------------------------------------------------------------


REMAINING TERM TO STATED MATURITY (MOS)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE        % OF
                                           LOANS        BALANCE ($)        POOL
-------------------------------------------------------------------------------
 54-84                                     18            419,443,382      18.35
 85-119                                    83          1,312,341,452      57.42
 120-299                                   37            553,849,434      24.23
-------------------------------------------------------------------------------
 TOTAL:                                   138          2,285,634,268     100.00
-------------------------------------------------------------------------------
 Min: 54                             Max: 299                     Wtd. Avg: 110
-------------------------------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)(b)(c)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE        % OF
                                           LOANS        BALANCE ($)        POOL
-------------------------------------------------------------------------------
 21.51%-50.00%                              8            139,529,101       6.10
 50.01%-60.00%                              6            351,479,351      15.38
 60.01%-70.00%                             22            641,936,766      28.09
 70.01%-75.00%                             51            398,580,234      17.44
 75.01%-80.00%                             50            737,238,816      32.26
 80.01%-80.33%                              1             16,870,000       0.74
-------------------------------------------------------------------------------
 TOTAL:                                   138          2,285,634,268     100.00
-------------------------------------------------------------------------------
 Min: 21.51%                         Max: 80.33%               Wtd. Avg: 68.08%
-------------------------------------------------------------------------------

(a) Calculated on loan balances after netting out a holdback amount for 4 mortgage loans, collectively representing 5.47% of the outstanding pool balance as of the cut-off date.

(b) In the case of two mortgage loans, together representing 7.61% of the outstanding pool balance as of the cut-off date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are PARI PASSU in right of payment with the mortgage loans included in the Trust, but excluding the related subordinate companion loan.

(c) In addition, in the case of five mortgage loans, collectively representing 11.11% of the outstanding pool balance as of the cut-off date, each with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.


LOAN-TO-VALUE RATIO AT MATURITY (%)(a)(b)(c)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE        % OF
                                           LOANS        BALANCE ($)        POOL
-------------------------------------------------------------------------------
 0.00%-30.00%                               6             26,701,172       1.17
 30.01%-40.00%                              1              3,000,000       0.13
 40.01%-50.00%                             10            193,470,444       8.46
 50.01%-60.00%                             37            743,690,640      32.54
 60.01%-70.00%                             64            888,102,012      38.86
 70.01%-75.00%                             16            257,470,000      11.26
 75.01%-80.00%                              4            173,200,000       7.58
-------------------------------------------------------------------------------
 TOTAL:                                   138          2,285,634,268     100.00
-------------------------------------------------------------------------------
 Min: 0.00%                        Max: 80.00%                  Wtd Avg: 61.82%
-------------------------------------------------------------------------------

(a) Calculated on loan balances after netting out a holdback amount for 4 mortgage loans, collectively representing 5.47% of the outstanding pool balance as of the cut-off date.

(b) In the case of two mortgage loans, together representing 7.61% of the outstanding pool balance as of the cut-off date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are PARI PASSU in right of payment with the mortgage loans included in the Trust, but excluding the related subordinate companion loan.

(c) In addition, in the case of five mortgage loans, collectively representing 11.11% of the outstanding pool balance as of the cut-off date, each with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.


DEBT SERVICE COVERAGE RATIOS (x)(a)(b)(c)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE        % OF
                                           LOANS        BALANCE ($)        POOL
-------------------------------------------------------------------------------
 1.20-1.29                                 40            548,695,402      24.01
 1.30-1.39                                 27            382,696,852      16.74
 1.40-1.49                                 22            430,438,699      18.83
 1.50-1.59                                 23            211,918,724       9.27
 1.60-1.74                                 14            266,808,011      11.67
 1.75-1.99                                  5             35,896,579       1.57
 2.00-2.49                                  5            340,180,000      14.88
 2.50-3.61                                  2             69,000,000       3.02
-------------------------------------------------------------------------------
 TOTAL:                                   138          2,285,634,268     100.00
-------------------------------------------------------------------------------
 Min: 1.20x                         Max:  3.61x                  Wtd Avg: 1.60x
-------------------------------------------------------------------------------

(a) Calculated on loan balances after netting out a holdback amount for 4 mortgage loans, collectively representing 5.47% of the outstanding pool balance as of the cut-off date.

(b) In the case of two mortgage loans, together representing 7.61% of the outstanding pool balance as of the cut-off date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are PARI PASSU in right of payment with the mortgage loans included in the Trust, but excluding the related subordinate companion loan.

(c) In addition, in the case of five mortgage loans, collectively representing 11.11% of the outstanding pool balance as of the cut-off date, each with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.


LOANS WITH RESERVE REQUIREMENTS(a)(b)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE        % OF
                                           LOANS        BALANCE ($)        POOL
-------------------------------------------------------------------------------
 Taxes                                    118          1,936,164,139      84.71
 Replacement                              108          1,798,691,466      78.70
 Insurance                                125          1,752,077,502      76.66
 TILC(b)                                   50            945,872,238      71.20
-------------------------------------------------------------------------------

(a)  Includes upfront or on-going reserves.

(b) Based only on portion of pool secured by retail, office, industrial and mixed use properties. $2,102,782,000 (APPROXIMATE)


All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
IV. LOAN GROUP 1

CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 1
-------------------------------------------------------------------------------
 1,297,373-1,999,999                        9             16,265,939      0.92
 2,000,000-2,999,999                       10             23,476,667      1.32
 3,000,000-3,999,999                       11             36,852,822      2.08
 4,000,000-5,999,999                       11             54,969,843      3.10
 6,000,000-6,999,999                       12             77,951,979      4.40
 7,000,000-9,999,999                       13            104,717,448      5.91
 10,000,000-14,999,999                     13            165,065,004      9.31
 15,000,000-29,999,999                     11            229,948,913     12.97
 30,000,000-49,999,999                      5            200,600,000     11.32
 50,000,000-69,999,999                      3            173,000,000      9.76
 70,000,000-218,000,000                     5            689,744,899     38.91
-------------------------------------------------------------------------------
 TOTAL:                                   103          1,772,593,514    100.00
-------------------------------------------------------------------------------
 Min: $1,297,373              Max: $218,000,000           Average: $17,209,646
-------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                        PROPERTIES      BALANCE ($)     GROUP 1
-------------------------------------------------------------------------------
California                                 17            644,625,638     36.37
  Southern                                 15            490,432,622     27.67
  Northern                                  2            154,193,016      8.70
New York                                   12            254,909,074     14.38
Florida                                    23            180,755,773     10.20
Texas                                      22            158,339,266      8.93
North Carolina                             18             72,144,990      4.07
Nevada                                      2             61,100,000      3.45
Arizona                                     6             50,980,767      2.88
Maryland                                    3             42,014,122      2.37
Pennsylvania                                3             39,005,634      2.20
Virginia                                    3             35,700,000      2.01
Washington                                  1             25,961,984      1.46
Kentucky                                    2             23,807,000      1.34
Michigan                                    6             22,569,626      1.27
Other States(a)                            31            160,679,642      9.06
-------------------------------------------------------------------------------
TOTAL:                                    149          1,772,593,514    100.00
-------------------------------------------------------------------------------
(a)  Includes 14 states and the District of Columbia.


PROPERTY TYPE
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                        PROPERTIES      BALANCE ($)     GROUP 1
-------------------------------------------------------------------------------
 Office                                    29            582,494,829     32.86
 Retail                                    44            549,214,628     30.98
   Anchored                                20            455,172,190     25.68
   Unanchored                              10             60,410,023      3.41
   Single Tenant                           14             33,632,415      1.90
 Hotel                                     18            209,470,092     11.82
 Mixed Use                                  6            166,553,988      9.40
 Self Storage                              39            148,028,560      8.35
 Multifamily                                9             86,617,141      4.89
   Manufactured Housing                     6             68,049,768      3.84
   Multifamily                              3             18,567,373      1.05
 Industrial                                 4             30,214,276      1.70
-------------------------------------------------------------------------------
 TOTAL:                                   149          1,772,593,514    100.00
-------------------------------------------------------------------------------


MORTGAGE RATE (%)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 1
-------------------------------------------------------------------------------
 4.725%-4.999%                              1             65,000,000      3.67
 5.000%-5.249%                             20            631,904,346     35.65
 5.250%-5.449%                             35            356,763,407     20.13
 5.450%-5.749%                             31            435,310,372     24.56
 5.750%-6.000%                             16            283,615,389     16.00
-------------------------------------------------------------------------------
 TOTAL:                                   103          1,772,593,514    100.00
-------------------------------------------------------------------------------
 Min: 4.725%                       Max: 6.000%                Wtd. Avg: 5.377%
-------------------------------------------------------------------------------


ORIGINAL TERM TO STATED MATURITY (MOS)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 1
-------------------------------------------------------------------------------
 60-80                                      8            182,101,198     10.27
 81-100                                     4             60,392,845      3.41
 101-120                                   83          1,440,210,341     81.25
 121-300                                    8             89,889,130      5.07
-------------------------------------------------------------------------------
 TOTAL:                                   103          1,772,593,514    100.00
-------------------------------------------------------------------------------
 Min: 60                             Max: 300                    Wtd. Avg: 115
-------------------------------------------------------------------------------


REMAINING TERM TO STATED MATURITY (MOS)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 1
-------------------------------------------------------------------------------
 54-84                                     12            242,494,043     13.68
 85-119                                    58          1,082,670,037     61.08
 120-299                                   33            447,429,434     25.24
-------------------------------------------------------------------------------
 TOTAL:                                   103          1,772,593,514    100.00
-------------------------------------------------------------------------------
 Min: 54                             Max: 299                    Wtd. Avg: 114
-------------------------------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)(b)(c)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 1
-------------------------------------------------------------------------------
 32.16%-50.00%                              4            123,209,101      6.95
 50.01%-60.00%                              6            351,479,351     19.83
 60.01%-70.00%                             20            626,443,024     35.34
 70.01%-75.00%                             42            269,995,876     15.23
 75.01%-80.00%                             30            384,596,163     21.70
 80.01%-80.33%                              1             16,870,000      0.95
-------------------------------------------------------------------------------
 TOTAL:                                   103          1,772,593,514    100.00
-------------------------------------------------------------------------------
 Min: 32.16%   Max: 80.33%Wtd. Avg: 66.13%
-------------------------------------------------------------------------------

(a) Calculated on loan balances after netting out a holdback amount for 3 mortgage loans, collectively representing 6.27% of the initial loan group 1 balance as of the cut-off date.

(b) In the case of two mortgage loans, together representing 9.82% of the initial loan group 1 balance as of the cut-off date, each with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are PARI PASSU in right of payment with the mortgage loans included in the Trust, but excluding the related subordinate companion loan.

(c) In addition, in the case of five mortgage loans, collectively representing 14.33% of the initial loan group 1 balance as of the cut-off date, each with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.


LOAN-TO-VALUE RATIO AT MATURITY (%)(a)(b)(c)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 1
-------------------------------------------------------------------------------
 0.00%-40.00%                               4             17,201,172      0.97
 40.01%-50.00%                              9            189,650,444     10.70
 50.01%-60.00%                             36            740,138,832     41.75
 60.01%-70.00%                             45            645,333,066     36.41
 70.01%-75.08%                              9            180,270,000     10.17
-------------------------------------------------------------------------------
 TOTAL:                                   103          1,772,593,514    100.00
-------------------------------------------------------------------------------
 Min: 0.00%                        Max: 75.08%                 Wtd Avg: 59.50%
-------------------------------------------------------------------------------

(a) Calculated on loan balances after netting out a holdback amount for 3 mortgage loans, collectively representing 6.27% of the initial loan group 1 balance as of the cut-off date.

(b) In the case of two mortgage loans, together representing 9.82% of the initial loan group 1 balance as of the cut-off date, each with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are PARI PASSU in right of payment with the mortgage loans included in the Trust, but excluding the related subordinate companion loan.

(c) In addition, in the case of five mortgage loans, collectively representing 14.33% of the initial loan group 1 balance as of the cut-off date, each with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.


DEBT SERVICE COVERAGE RATIOS (x)(a)(b)(c)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 1
-------------------------------------------------------------------------------
 1.20-1.29                                 26            363,595,268     20.51
 1.30-1.39                                 19            320,126,232     18.06
 1.40-1.49                                 19            283,738,699     16.01
 1.50-1.59                                 18            118,598,724      6.69
 1.60-1.74                                 13            263,208,011     14.85
 1.75-1.99                                  4             26,646,579      1.50
 2.00-2.49                                  3            331,680,000     18.71
 2.50-3.61                                  1             65,000,000      3.67
-------------------------------------------------------------------------------
 TOTAL:                                   103          1,772,593,514    100.00
-------------------------------------------------------------------------------
 Min: 1.20x                          Max: 3.61x                 Wtd Avg: 1.65x
-------------------------------------------------------------------------------

(a) Calculated on loan balances after netting out a holdback amount for 3 mortgage loans, collectively representing 6.27% of the initial loan group 1 balance as of the cut-off date.

(b) In the case of two mortgage loans, together representing 9.82% of the initial loan group 1 balance as of the cut-off date, each with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are PARI PASSU in right of payment with the mortgage loans included in the Trust, but excluding the related subordinate companion loan.

(c) In addition, in the case of five mortgage loans, collectively representing 14.33% of the initial loan group 1 balance as of the cut-off date, each with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the subordinate companion loan.


LOANS WITH RESERVE REQUIREMENTS(a)(b)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 1
-------------------------------------------------------------------------------
 Taxes                                     83          1,423,123,385     80.28
 Replacement                               79          1,351,570,713     76.25
 Insurance                                 90          1,239,036,748     69.90
 TILC(b)                                   50            945,872,238     71.20
-------------------------------------------------------------------------------

(a)  Includes upfront or on-going reserves.

(b) Based only on portion of pool secured by retail, office, industrial and mixed use properties.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.

This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
V. LOAN GROUP 2

CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 2
-------------------------------------------------------------------------------
 1,573,664-1,999,999                        1              1,573,664      0.31
 2,000,000-2,999,999                        1              2,592,377      0.51
 3,000,000-3,999,999                        8             28,031,320      5.46
 4,000,000-6,999,999                        5             27,827,417      5.42
 7,000,000-9,999,999                        5             42,388,061      8.26
 10,000,000-14,999,999                      5             62,222,318     12.13
 15,000,000-29,999,999                      6            123,100,000     23.99
 30,000,000-85,000,000                      4            225,305,597     43.92
-------------------------------------------------------------------------------
 TOTAL:                                    35            513,040,753    100.00
-------------------------------------------------------------------------------
 Min: $1,573,664                   Max: $85,000,000       Average: $14,658,307
-------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                        PROPERTIES      BALANCE ($)     GROUP 2
-------------------------------------------------------------------------------
 New York                                   9            135,549,339     26.42
 Texas                                      6             57,965,045     11.30
 Alabama                                    4             54,793,664     10.68
 Florida                                    3             53,500,000     10.43
 Virginia                                   1             50,000,000      9.75
 Oregon                                     1             22,800,000      4.44
 Pennsylvania                               2             21,940,061      4.28
 Maryland                                   2             20,780,000      4.05
 Michigan                                   1             16,500,000      3.22
 California                                 4             16,320,000      3.18
 Georgia                                    1             16,300,000      3.18
 Oklahoma                                   2             14,558,971      2.84
 Connecticut                                1              9,250,000      1.80
 Other States(a)                            4             22,783,675      4.44
-------------------------------------------------------------------------------
 TOTAL:                                    41            513,040,753    100.00
-------------------------------------------------------------------------------
(a)  Includes 4 states.


PROPERTY TYPE
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                        PROPERTIES      BALANCE ($)     GROUP 2
-------------------------------------------------------------------------------
 Multifamily                               39            500,760,753     97.61
 Manufactured Housing                       2             12,280,000      2.39
-------------------------------------------------------------------------------
 TOTAL:                                    41            513,040,753    100.00
-------------------------------------------------------------------------------


MORTGAGE RATE (%)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 2
-------------------------------------------------------------------------------
 4.995%-4.999%                              1             85,000,000     16.57
 5.000%-5.249%                             11            128,203,664     24.99
 5.250%-5.449%                             13            214,317,803     41.77
 5.450%-5.749%                              9             69,519,287     13.55
 5.750%-5.800%                              1             16,000,000      3.12
-------------------------------------------------------------------------------
 TOTAL:                                    35            513,040,753    100.00
-------------------------------------------------------------------------------
 Min: 4.995%                       Max: 5.800%                Wtd. Avg: 5.259%
-------------------------------------------------------------------------------


ORIGINAL TERM TO STATED MATURITY (MOS)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 2
-------------------------------------------------------------------------------
 60-80                                      5            173,049,339     33.73
 81-100                                     1              3,900,000      0.76
 101-120                                   29            336,091,414     65.51
-------------------------------------------------------------------------------
 TOTAL:                                    35            513,040,753    100.00
-------------------------------------------------------------------------------
 Min: 60                             Max: 120                     Wtd. Avg: 99
-------------------------------------------------------------------------------


REMAINING TERM TO STATED MATURITY (MOS)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 2
-------------------------------------------------------------------------------
 58-84                                      6            176,949,339     34.49
 85-119                                    25            229,671,414     44.77
 120-120                                    4            106,420,000     20.74
-------------------------------------------------------------------------------
 TOTAL:                                    35            513,040,753    100.00
-------------------------------------------------------------------------------
 Min: 58                             Max: 120                     Wtd. Avg: 98
-------------------------------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 2
-------------------------------------------------------------------------------
 21.51%-60.00%                              4             16,320,000      3.18
 60.01%-70.00%                              2             15,493,742      3.02
 70.01%-75.00%                              9            128,584,358     25.06
 75.01%-77.50%                              6            184,558,971     35.97
 77.51%-80.00%                             14            168,083,682     32.76
-------------------------------------------------------------------------------
 TOTAL:                                    35            513,040,753    100.00
-------------------------------------------------------------------------------
 Min: 21.51%                       Max: 80.00%                Wtd. Avg: 74.82%
-------------------------------------------------------------------------------

(a) Calculated on loan balances after netting out a holdback amount for 1 mortgage loan, representing 2.72% of the initial loan group 2 balance as of the cut-off date.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 2
-------------------------------------------------------------------------------
 18.75%-40.00%                              3             12,500,000      2.44
 40.01%-50.00%                              1              3,820,000      0.74
 50.01%-60.00%                              1              3,551,808      0.69
 60.01%-70.00%                             19            242,768,946     47.32
 70.01%-75.00%                              8             95,900,000     18.69
 75.01%-80.00%                              3            154,500,000     30.11
-------------------------------------------------------------------------------
 TOTAL:                                    35            513,040,753    100.00
-------------------------------------------------------------------------------
 Min: 18.75%                       Max: 80.00%                 Wtd Avg: 69.81%
-------------------------------------------------------------------------------

(a) Calculated on loan balances after netting out a holdback amount for 1 mortgage loan, representing 2.72% of the initial loan group 2 balance as of the cut-off date.


DEBT SERVICE COVERAGE RATIOS (x)(a)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 2
-------------------------------------------------------------------------------
 1.20-1.24                                  6             95,427,417     18.60
 1.25-1.34                                 12            112,939,181     22.01
 1.35-1.49                                  7            186,004,155     36.26
 1.50-1.74                                  6             96,920,000     18.89
 1.75-1.99                                  1              9,250,000      1.80
 2.00-3.40                                  3             12,500,000      2.44
-------------------------------------------------------------------------------
 TOTAL:                                    35            513,040,753 1   00.00
-------------------------------------------------------------------------------
 Min: 1.20x                         Max: 3.40x                  Wtd Avg: 1.41x
-------------------------------------------------------------------------------

(a) Calculated on loan balances after netting out a holdback amount for 1 mortgage loan, representing 2.72% of the initial loan group 2 balance as of the cut-off date.


LOANS WITH RESERVE REQUIREMENTS(a)
-------------------------------------------------------------------------------
                                          NO. OF         AGGREGATE
                                         MORTGAGE      CUT-OFF DATE      % OF
                                           LOANS        BALANCE ($)     GROUP 2
-------------------------------------------------------------------------------
 Taxes                                     35            513,040,753    100.00
 Replacement                               29            447,120,753     87.15
 insurance                                 35            513,040,753    100.00
-------------------------------------------------------------------------------
(a)  Includes upfront or on-going reserves.


All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match "Total" due to rounding.

This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
VI. LARGE LOAN DESCRIPTION

                     TEN LARGEST LOANS OR CROSSED LOAN GROUP


                                                                    PROPERTY        CUT-OFF DATE                 UNITS/
NO.  PROPERTY NAME                    CITY            STATE           TYPE             BALANCE     % OF POOL    SF/ROOMS
---------------------------------------------------------------------------------------------------------------------------
 1.  Lakewood Center                  Lakewood         CA         Retail            $218,000,000     9.54%     1,885,129
---------------------------------------------------------------------------------------------------------------------------
 2.  Kaiser Center                    Oakland          CA         Office             147,000,000     6.43%       913,428
---------------------------------------------------------------------------------------------------------------------------
 3.  Private Mini Storage Portfolio   Various        Various      Self Storage       144,734,899     6.33%        22,863
---------------------------------------------------------------------------------------------------------------------------
 4.  General Motors Building          New York         NY         Office             109,000,000     4.77%     1,905,103
---------------------------------------------------------------------------------------------------------------------------
 5.  Longacre House                   New York         NY         Multifamily         85,000,000     3.72%           293
---------------------------------------------------------------------------------------------------------------------------
 6.  One Colorado Shopping
     Center                           Pasadena         CA         Mixed Use           71,010,000     3.11%       260,619
---------------------------------------------------------------------------------------------------------------------------
 7.  Loews Universal Hotel
     Portfolio                        Orlando          FL         Hotel               65,000,000     2.84%         2,400
---------------------------------------------------------------------------------------------------------------------------
 8.  Tropicana Center                 Las Vegas        NV         Retail              56,000,000     2.45%       578,051
---------------------------------------------------------------------------------------------------------------------------
 9.  MacArthur Portfolio              Various          NY         Various             52,000,000     2.28%        68,431
---------------------------------------------------------------------------------------------------------------------------
 10. Communities at Southwood         Richmond         VA         Multifamily         50,000,000     2.19%         1,286
---------------------------------------------------------------------------------------------------------------------------
     TOTAL/WA'S                                                                     $997,744,899    43.65%
---------------------------------------------------------------------------------------------------------------------------

                                           LOAN PER
                                            UNIT/SF/                CUT-OFF       BALLOON
NO.  PROPERTY NAME                           ROOM        DSCR(1)  DATE LTV (1)    LTV(1)
-------------------------------------------------------------------------------------------
 1.  Lakewood Center                           115.64     2.21x     52.32%        52.32%
-------------------------------------------------------------------------------------------
 2.  Kaiser Center                             160.93     1.61      70.00%        70.00%
-------------------------------------------------------------------------------------------
 3.  Private Mini Storage Portfolio          6,330.53     1.42      64.21%        59.93%
-------------------------------------------------------------------------------------------
 4.  General Motors Building                   374.78     2.38      43.27%        43.27%
-------------------------------------------------------------------------------------------
 5.  Longacre House                        290,102.39     1.42      76.58%        76.58%
-------------------------------------------------------------------------------------------
 6.  One Colorado Shopping
     Center                                    272.47     1.33      64.55%        56.00%
-------------------------------------------------------------------------------------------
 7.  Loews Universal Hotel
     Portfolio                             166,666.67     3.61      52.84%        52.84%
-------------------------------------------------------------------------------------------
 8.  Tropicana Center                           96.88     1.20      78.79%        69.08%
-------------------------------------------------------------------------------------------
 9.  MacArthur Portfolio                       759.89     1.23      59.23%        46.04%
-------------------------------------------------------------------------------------------
 10. Communities at Southwood               38,880.25     1.42      75.08%        68.27%
-------------------------------------------------------------------------------------------
     TOTAL/WA'S                                           1.84X     61.62%        58.82%
-------------------------------------------------------------------------------------------

(1) For purposes of calculating Loan per Unit/SF/Room, DSCR, Cut-off Date LTV and Balloon LTV, the loan amount used for the Lakewood Center loan, the General Motors Building loan and the Loews Universal Hotel Portfolio loan is the principal balance of the Mortgage Loan included in the trust and, in the case of the General Motors Building loan and the Loews Universal Hotel Portfolio loan, the principal balance of their respective companion loans that are pari passu in right of payment to the subject Mortgage Loans that are not included in the Trust but excluding, in the case of all three loans, the related B Loan.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
VII. COLLATERAL DESCRIPTION

                        PARI PASSU AND COMPANION LOANS(A)

                                        A-NOTE BALANCES
CONTROL                                    AS OF THE
NUMBER    PROPERTY NAME                  CUT-OFF  DATE            TRANSACTION                      SERVICER
---------------------------------------------------------------------------------------------------------------------------
 1.       Lakewood Center                $218,000,000            COMM 2005-C6             Midland Loan Services, Inc.

---------------------------------------------------------------------------------------------------------------------------
 4.       General Motors Building        $260,000,000            COMM 2005-LP5
                                          $82,500,000             GE 2005-C2
                                          $82,500,000             GE 2005-C2            Midland Loan Services, Inc.(b)
                                         $180,000,000            GMAC 2005-C1
                                         $109,000,000            COMM 2005-C6
---------------------------------------------------------------------------------------------------------------------------
 7.       Loews Universal Hotel          $100,000,000          JPMCC 2005-CIBC12           GMAC Commercial Mortgage
          Portfolio                       $65,000,000            COMM 2005-C6                   Corporation(b)
                                         $235,000,000                 TBD
---------------------------------------------------------------------------------------------------------------------------

                                                                          B-NOTE BALANCE
CONTROL                                                                      AS OF THE
NUMBER    PROPERTY NAME                        SPECIAL SERVICER            CUT-OFF DATE
-------------------------------------------------------------------------------------------
 1.       Lakewood Center                      GMAC Commercial              $32,000,000
                                             Mortgage Corporation
-------------------------------------------------------------------------------------------
 4.       General Motors Building

                                              LNR Partners, Inc.          $86,000,000(c)


--------------------------------------------------------------------------------------------
 7.       Loews Universal Hotel
          Portfolio                        J.E. Robert Company, Inc.      $50,000,000(d)

-------------------------------------------------------------------------------------------

--------------
(a) Does not include the following 4 mortgage loans each with a subordinate companion loan: the Indian Trail Shopping Center loan, the Walker Springs Community Shopping Center loan, the High Point Center loan and the CVS-Eckerds-Kansas City loan.

(b)  Being serviced pursuant to a separate pooling and servicing agreement.

(c) B-Note deposited into the COMM 2005-LP5 securitization and sold as non-pooled certificates.

(d) B-Note will be deposited into the JPMCC 2005-CIBC12 securitization and sold as non-pooled certificates.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 LAKEWOOD CENTER
--------------------------------------------------------------------------------





                                [PHOTOS OMITTED]







This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

                              COLLATERAL TERM SHEET
                                 LAKEWOOD CENTER




                                  [MAP OMITTED]







This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $218,000,000
                                 LAKEWOOD CENTER       TMA DSCR:    2.21x
                                                       TMA LTV:     52.32%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                GACC

 LOAN PURPOSE:               Refinance

 SHADOW RATING
 (S/M):                      BBB+ / Baa3

 ORIGINAL TMA BALANCE:       $218,000,000(1)

 CUT-OFF TMA BALANCE:        $218,000,000(1)

 % BY INITIAL UPB:           9.54%

 INTEREST RATE:              5.5127%(2)

 PAYMENT DATE:               1st of each month

 FIRST PAYMENT DATE:         July 1, 2005

 MATURITY DATE:              June 1, 2015

 AMORTIZATION:               Interest Only

 CALL PROTECTION:            Lockout for 24 months from securitization date,
                             then defeasance is permitted. On and after March 1, 2015, prepayment permitted without penalty.

 SPONSOR:                    The Macerich Company and The Ontario Teachers
                             Pension Plan

 BORROWER:                   Macerich Lakewood, LLC

 B-NOTE BALANCE:             $32,000,000(1)

 LOCKBOX:                    Hard

 INITIAL RESERVES:           None

 MONTHLY RESERVES:           None(3)

(1) The trust mortgage asset ("TMA") consists of a $152,000,000 A-1 Note and a $66,000,000 A-2 Note (together, the "Senior Component"). The Senior Component and the $32,000,000 B-Note (the "B-Note", and the Senior Component, together, the "First Mortgage") comprise the total First Mortgage loan balance of $250,000,000.

(2) Represents the average interest rate for the first 12 payment periods after the cut-off date. The interest rate will vary throughout the loan term as specified on Annex A-4 to the prospectus supplement.

(3)  See "Reserves" herein.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------

                               SENIOR           FIRST
                               COMPONENT        MORTGAGE
                               ---------        --------
 LOAN BALANCE:                 $218,000,000     $250,000,000

 LOAN BALANCE / SQ. FT.:       $115.64          $132.62

 LTV:                          52.32%           60.00%

 BALLOON LTV:                  52.32%           60.00%

 DSCR:                         2.21x            1.94x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET / PORTFOLIO:    Single Asset

 PROPERTY TYPE:               Super-Regional Mall

 COLLATERAL:                  Fee Simple

                              LOCATION: Lakewood, CA

 YEAR BUILT / RENOVATED:      1951 / 2001

 COLLATERAL SQ. FT.:          1,885,129(4)

 TOTAL MALL SQ. FT.:          2,089,867

 PROPERTY MANAGEMENT:         Macerich Management Company (a borrower affiliate)

 OCCUPANCY (AS OF 4/30/05):   98.30%

 UNDERWRITTEN NET CASH FLOW:  $26,557,726

APPRAISED VALUE:              $416,700,000

 APPRAISAL DATE:              April 18, 2005
--------------------------------------------------------------------------------
(4)  Includes all owned ground leased parcels.

------------------------------------------------------------------------------------------------------------------------------
                                                        ANCHOR & BIG BOX TENANTS
------------------------------------------------------------------------------------------------------------------------------
 TENANTS                         SQ. FT.         % GLA      EXPIRATION DATE     RATINGS (S/M)     2004 SALES       SALES PSF
------------------------------------------------------------------------------------------------------------------------------
 Robinsons-May                   362,852         19.2%          6/30/10           BBB/Baa2        $47,324,666         $130
------------------------------------------------------------------------------------------------------------------------------
 J.C. Penney                     162,690          8.6           1/31/07            BB+/Ba1         29,879,381          184
------------------------------------------------------------------------------------------------------------------------------
 Target (Ground Lease)           160,058          8.5           1/31/25             A+/A2          39,508,655          247
------------------------------------------------------------------------------------------------------------------------------
 Home Depot, Inc.                133,029          7.1           1/31/11            AA/Aa3          57,033,017          429
------------------------------------------------------------------------------------------------------------------------------
 Mervyn's (Ground Lease)         80,000           4.2           1/31/08             NR/NR          14,945,114          187
------------------------------------------------------------------------------------------------------------------------------
 Albertson's                     50,000           2.7           4/30/26           BBB-/Baa2        17,297,516          346
------------------------------------------------------------------------------------------------------------------------------
 Best Buy                        45,000           2.4           1/31/14            BBB/NR          36,666,663          815
------------------------------------------------------------------------------------------------------------------------------
 Circuit City                    34,818           1.8           1/31/15             NR/NR          20,664,208          593
------------------------------------------------------------------------------------------------------------------------------
 Macy's (209,355 sq. ft.)(1)        0               0           2/18/50(2)        BBB+/Baa1        26,661,016            -
------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                        1,028,447         54.6%                                           $289,980,236
------------------------------------------------------------------------------------------------------------------------------

(1)  Not part of the collateral for the loan.

(2)  Expiration date of the operating covenant.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $218,000,000
                                 LAKEWOOD CENTER       TMA DSCR:    2.21x
                                                       TMA LTV:     52.32%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       IN-LINE TENANT SUMMARY INFORMATION
--------------------------------------------------------------------------------
        TTE (3/04-3/05) SALES PSF (WA)             OCC. COST AS % OF SALES (WA)
--------------------------------------------------------------------------------
                  $382/sq. ft.                                12.37%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                             MAJOR IN-LINE TENANTS
----------------------------------------------------------------------------------------------------------------------------------
                                      % OF TOTAL                    BASE                       RATINGS                  OCCUPANCY
 TENANT                      SF         MALL SF     EXPIRATION     RENT/SF       SALES        (S/M)(1)     SALES/SF       COST
----------------------------------------------------------------------------------------------------------------------------------
 Jo-Ann Fabrics & Crafts   14,000          0.7%      08/31/07      $13.20     $1,854,492        B+/NR        $132          10.0%
----------------------------------------------------------------------------------------------------------------------------------
 DaVita, Inc.              14,000          0.7       12/31/14       17.71          -           BB-/B2           -             -
----------------------------------------------------------------------------------------------------------------------------------
 World Foot Locker         13,050          0.7       01/31/10       25.00      6,164,405       BB+/Ba2        472           5.3
----------------------------------------------------------------------------------------------------------------------------------
 The Hop                   12,000          0.6       09/30/18       12.61      1,021,730        NR/NR          85(2)       14.8
----------------------------------------------------------------------------------------------------------------------------------
 Babies A Lot/Toys A Lot   11,250          0.6       01/31/06        4.11       448,545         NR/NR          40(2)       10.3
----------------------------------------------------------------------------------------------------------------------------------
 Black Angus               10,800          0.6       09/30/18        6.36      3,387,902        NR/NR         314           2.0
----------------------------------------------------------------------------------------------------------------------------------
 HomeTown Buffet           10,600          0.6       01/31/17       10.14      4,068,216         NR           384           2.6
----------------------------------------------------------------------------------------------------------------------------------
 Charlotte Russe            9,000          0.5       01/31/14       29.18      1,414,199         NR           157          18.6
----------------------------------------------------------------------------------------------------------------------------------
 Elephant Bar Restaurant    9,000          0.5       07/31/23       13.89      4,421,018         NR           491           2.8
----------------------------------------------------------------------------------------------------------------------------------
 Express                    9,000          0.5       08/30/05(3)    26.00      1,120,402      BBB/Baa2        124          20.9
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WA:                 112,700         6.0%                               $2,360,499                                    8.3%
----------------------------------------------------------------------------------------------------------------------------------

(1) Credit ratings are of the parent company, whether it guarantees the lease or not.

(2)  Partial year.

(3)  Express is on a month to month lease.

THE LAKEWOOD CENTER LOAN

THE LOAN. The Lakewood Center loan is a 10-year interest only loan secured by a first priority mortgage on the borrower's fee simple interest in 1,885,129 sq. ft. of a 2,089,867 sq. ft. super-regional mall located in the Greater Los
Angeles suburb of Lakewood, Los Angeles County, California. Based on an appraised value of $416,700,000, the borrower, whose controlling sponsor has owned the property since the 1950s and expanded the property multiple times, has implied equity of $166,700,000.

THE BORROWER. The borrower is a single-purpose, bankruptcy-remote entity with two independent directors for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by THE MACERICH COMPANY ("Macerich") and ONTARIO TEACHERS PENSION PLAN ("OTPP").

Macerich is a fully integrated self-managed and self-administered real estate investment trust ("REIT"), that focuses on the acquisition, leasing, management and redevelopment of regional malls and community centers throughout the United States. Macerich is one of the largest owners/operators of regional malls in the United States and the largest in the Western United States. The Macerich portfolio consists of 76 million sq. ft. of gross leaseable area consisting primarily of interests in 75 regional malls. In April 2005, Macerich acquired Wilmorite and its portfolio of 11 regional malls and two community shopping centers encompassing 13.4 million sq. ft. for approximately $2.333 billion, making Macerich the third largest regional mall REIT in the United States. For the past 29 years, Macerich has carved out a niche in the regional mall industry by acquiring dominant regional malls and subsequently transforming those properties through redevelopment, leasing, management and marketing into even more dominant malls. Macerich malls are operated as an integral part of the communities they serve, functioning as "Town Centers" within each market. Lakewood Center serves as the "Main Street" of retail for Lakewood, California. The Macerich portfolio of malls is one of the most productive in the country with occupancy levels at 92.5% (year-end 2004) and tenant sales of $391/sq. ft. for 2004. Macerich is a repeat sponsor of a Deutsche Bank borrower.

OTPP is an independent pension fund responsible for investing the fund's assets and administering the pensions of Ontario's 158,000 elementary and secondary school teachers and 97,000 retired teachers. As of December 31, 2004, OTPP had net assets of $84.3 billion Canadian Dollars and a long-term rate of return of 11.3% per year since 1990. OTPP's real estate assets make up 13% of their net assets, and are wholly managed by Cadillac Fairview, a wholly owned subsidiary of OTPP. OTPP's co-sponsors, the Government of the


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $218,000,000
                                 LAKEWOOD CENTER       TMA DSCR:    2.21x
                                                       TMA LTV:     52.32%
--------------------------------------------------------------------------------

Province of Ontario, Canada and Ontario Teachers' Federation (the "OTPP Sponsors") are responsible for ensuring the pension plan is fully funded and for setting plan benefit and contribution levels. OTPP Sponsors also appoint OTPP's board of directors, with equal representation from the two sponsors. OTPP's 500 employees are responsible for setting and implementing investment strategies for the plan's assets and for delivering immediate, personalized services to members in keeping with the fund's vision.

THE PROPERTY The Lakewood Center property is a 2,089,867 sq. ft., single-level enclosed super-regional mall along with periphery shops and free-standing retailers, of which 1,885,129 sq. ft. is part of the collateral for the Lakewood Center loan. The property is located at the northeast corner of Lakewood and Del Amo Boulevards in Lakewood, Los Angeles County, California. Lakewood and Del Amo Boulevard are two important feeder roads accessing nearby freeway arterials in the area. Lakewood Center is comprised of approximately 1,395,715 sq. ft. of enclosed mall, 586,200 sq. ft. of exterior gross leasable area ("GLA") surrounding the mall, and 107,952 sq. ft. of shops across Candlewood Street known as the "Candlewood Shops." Lakewood Center is anchored by Robinson's-May, J.C. Penney, Mervyn's, Target and Macy's (not part of the collateral). Other major tenants include Home Depot, Albertson's, Circuit City, Best Buy, Pacific Theaters, Bed Bath & Beyond and 24 Hour Fitness.

The property was originally developed in 1951 as an open air retail center, and the shopping center was enclosed, expanded and renovated multiple times over the years. The improvements are situated on a site containing 128.31 net acres. As of April 2005, the property was 98.8% occupied. Occupancy of the GLA under ownership is 98.3%. As of April 2005, in-line mall shop occupancy is 95.3% including temporary tenants and 88.7% excluding temporary tenants. Excluding food court tenants, enclosed mall shop sales are currently $387/sq. ft., up 9.0% from year end 2003 at $355/sq. ft.

SIGNIFICANT TENANTS. The property is 98.3% occupied as of April 2005. Lakewood Center's anchor and tenant mix is strong, including a mix of local and highly popular national retailers. The tenant mix at the property is targeted towards the middle-income market, and as such caters to a broad customer base. An expansion in 2001 brought about over 300,000 sq. ft. of new stores, a 365-seat food court and a Macy's (not part of the collateral) and Mervyn's store. In addition to the enclosed mall, there are numerous destination big box retailers, restaurants, and two Pacific Movie Theatres (25 screens). In total, Lakewood Center contains approximately 2.1 million sq. ft. of retail space featuring over 250 stores and restaurants. Overall, for the 1,118,880 occupied sq. ft. of in-line space, the average base rent for the mall is $21.37 as of April, 2005.

   ROBINSONS-MAY (NYSE: MAY) is owned by parent company May Department Stores Company ("May"), which operates department stores throughout the United States. May owns various department stores that are managed under such brand names as Famous-Barr, Filene's, Foley's, Hecht's, Kaufmann's, Lord & Taylor, L.S. Ayres, Marshall Field's, Meier & Frank, Robinsons-May, Strawbridge's, and The Jones Store. As of December 31, 2004, May operated 491 department stores, 239 David's Bridal stores, 449 After Hours Formalwear stores, and 11 Priscilla of Boston stores in 46 states, the District of Columbia, and Puerto Rico. Company-wide sales for the fiscal year ending January 31, 2004 were $13.34 billion, a 1.1% decrease over fiscal year 2002. Between fiscal year 2002 and 2003, net income decreased by 19.9% to $0.43 billion. May's gross profit margins were 29.7% of sales in 2003, 29.9% in 2002 and 30.6% in 2001.

   J.C. PENNEY COMPANY (NYSE: JCP) is one of the largest department store, catalog, and e-commerce retailers in the United States. The retailer operates more than 1,000 J.C. Penney department stores throughout the United States and Puerto Rico. Company-wide sales for the fiscal year ending January 31, 2004 were $17.79 billion, a 0.9% increase over fiscal year 2002. Between fiscal year 2002 and 2003, net profit decreased 329.1% to a net loss of $0.93 billion. J.C. Penney's gross profit margins were 37.2% of sales in 2003, 35.9% in 2002 and 33.6% in 2001.

   TARGET CORPORATION (NYSE: TGT) is the nation's #2 discount chain (behind Wal-Mart), and operates about 1,330 Target and SuperTarget stores in 47 states, as well as an online business called Target.com. After years of struggling to turn around its Marshall Field's and Mervyn's departments stores divisions, the discounter sold them both in 2004. Target has carved out a niche by offering more upscale, fashion-forward merchandise than rivals Wal-Mart and Kmart. Company-wide sales for the fiscal year ending January 31, 2004 were $48.16 billion, a 9.7% increase over fiscal year 2002. Between fiscal year 2002 and 2003, net income increased by 11.3% to $1.84 billion. Target's gross profit margins were 32.0% of sales in 2003, 31.5% in 2002 and 30.6% in 2001.

   HOME DEPOT, INC. (NYSE: HD) operates as a home improvement retailer in the United States, Canada, and Mexico. The company provides its products and services through Home Depot and EXPO Design Center stores. Home Depot sells a range of building materials, home improvement products, and lawn and garden products, as well as provide various installation services. The EXPO Design Center stores offer various interior design products and installation services for kitchens, baths, appliances, and flooring, as well as products


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $218,000,000
                                 LAKEWOOD CENTER       TMA DSCR:    2.21x
                                                       TMA LTV:     52.32%
--------------------------------------------------------------------------------

   for lighting, decorating, and storage and organization projects. As of April 28, 2005, the company operated 1,911 stores. Home Depot was founded in 1978 and is based in Atlanta, Georgia. Company-wide sales for the fiscal year ending February 1, 2004 were $64.82 billion, an 11.3% increase over fiscal year 2002. Between fiscal year 2002 and 2003, net income increased by 17.5% to $4.30 billion. Home Depot's gross profit margins were 31.8% of sales in 2003, 31.1% in 2002 and 30.2% in 2001.

THE MARKET. Lakewood Center is a 2,089,867 sq. ft. super-regional mall located in the heart of the city of Lakewood, California anchored by J.C. Penney, Mervyn's, Robinsons-May, Home Depot, Albertson's, Target, and Macy's (not part of the collateral). The Los Angeles metropolitan area's high average income, increasing number of households, and constant immigration continues to attract new retailers to the region. Despite an increasing amount of supply in the market, strong demand has allowed vacancies to remain below 5.0% since 1999. Los Angeles's retail vacancy rate of 3.1%, ranks as the seventh lowest among REIS's 62 top United States neighborhood and community center retail markets. As of year end 2004, the average asking and effective rents in the Los Angeles metropolitan area were $25.30 and $23.30/sq. ft., respectively. REIS expects rent growth to be moderate in 2005, with average asking and effective rents increasing by 3.8% and 3.9%, respectively.

The average household income and per capita income for the City of Lakewood are higher than those in Los Angeles County and the state of California. The 2004 average household income in Lakewood, California was $74,316, whereas, the average household income for the county and the state for the same time period were $67,167 and $73,464, respectively. Lakewood Center is located in Paramount/East County, a submarket of Los Angeles. The neighborhood and community retail centers in this sub-market benefit from healthy demographics and good supply and demand fundamentals. As of the fourth quarter 2004, the vacancy rate for the Paramount/East County submarket was 1.5% for anchored retail and 4.3% for non-anchored retail space. As of the fourth quarter 2004, asking rent for anchored space was $14.04/sq. ft., and asking rent for non-anchored space was $21.42/sq. ft. Within the City of Lakewood, the annual retail sales in 2004 were estimated at approximately $972.7 million, up 12.38% from the prior year at $928.0 million. Retail sales growth in Lakewood averaged 6.44% per year, compounded annually, over the past 10 years. Nationally, average sales at regional centers are reported to be $345/sq. ft.

There are two directly competitive malls with the Lakewood Center -- Los Cerritos Center and Stonewood Center -- both of which are owned by Macerich subsidiaries. Los Cerritos Center, Stonewood Center, and Lakewood Center are known to Macerich managers as "The Triplets." In addition, Long Beach Towne Center is a very large power center located three miles southeast of the Lakewood Center, that competes for theater, restaurant and discount retail expenditures. In the aggregate, the six malls represented in the table below, contain a total GLA of approximately 5,656,682 sq. ft., with an average mall shop occupancy of 97%.

Stonewood Center is a single-level enclosed regional shopping center located at the corner of Lakewood Boulevard and Firestone Boulevard, in the City of Downey, Los Angeles County, approximately 6.0 miles north of the property. The Stonewood Center has average rents of $33.00/sq. ft. Like Lakewood Center, it caters to a middle income market and is located within a densely populated mature neighborhood two to three miles from the freeways. Los Cerritos Center is located at the corner of Interstate 605 and South Street in the City of Cerritos approximately 2.5 miles east of the property. Los Cerritos Center has average rents of $40.00/sq. ft.

The property appears to be well positioned in its market, and each of the competing malls serves its own trade area, although the trade areas partly overlap. The property has little threat of new direct competition in the foreseeable future and serves the local area well. According to Cushman & Wakefield, Lakewood Center should continue to maintain its dominant position in the local market, achieving at least inflationary growth in sales and rents over the long term.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $218,000,000
                                 LAKEWOOD CENTER       TMA DSCR:    2.21x
                                                       TMA LTV:     52.32%
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                       TYPICAL RANGE OF          2004 IN-LINE                               DISTANCE FROM
 PROPERTY                               IN-LINE RENT/SF            SALES/SF           INLINE OCCUPANCY         SUBJECT
---------------------------------------------------------------------------------------------------------------------------
 Lakewood Center                         $37.05-$37.05             $378.00                  95%                   -
---------------------------------------------------------------------------------------------------------------------------
 Los Cerritos Center                     $35.00-$45.00             $477.00                  98%              2.5 miles E
---------------------------------------------------------------------------------------------------------------------------
 Stonewood Center                        $30.00-$36.00             $370.00                  95%               6 miles N
---------------------------------------------------------------------------------------------------------------------------
 Long Beach Town Center                  $15.00-$42.00                NA                   100%              3 miles SE
---------------------------------------------------------------------------------------------------------------------------
 Lakewood Square                         $15.00-$30.00                NA                    97%             Immediately W
---------------------------------------------------------------------------------------------------------------------------
 Lakewood Marketplace                    $15.00-$30.00             $152.00                  96%              2 miles NE
---------------------------------------------------------------------------------------------------------------------------

PROPERTY MANAGEMENT: The property is managed by the Macerich Management Company, an affiliate of the borrower.

CASH MANAGEMENT: The loan is structured with a springing cash management system that becomes effective upon the occurrence of (i) an event of default (as such term is defined in the loan documents) or (ii) a DSCR below 1.30x for one calendar quarter (each, a "Lockbox Event"). A Lockbox Event terminates, with respect to (i) above, upon the cure of such event of default and with respect to
(ii) above, at such time that the property has achieved a DSCR of greater than 1.30x for one calendar quarter.

RESERVES: During the continuance of a Lockbox Event, the borrower is required to deposit monthly reserves for (i) taxes and insurance premiums equal to 1/12th of the annual amounts required, (ii) tenant improvement/leasing commissions equal to $1.00/sq. ft. and (iii) capital expenditures equal to $0.20/sq. ft.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The First Mortgage Loan consists of two senior pari passu notes (trust fund assets) and the B-Note that was sold to a large United States pension fund.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.

RELEASE PROVISIONS. The loan documents permit (i) the partial defeasance and release (on a date at least 2 years after the securitization closing date), of a currently undetermined portion of the Mortgaged Property (subject to the satisfaction of certain conditions in the loan documents, including that the release of this parcel will not result in a loss of more than 25,000 rentable sq. ft. of retail space and the fair market value of the release parcel does not exceed $15,000,000), upon the delivery of defeasance collateral in an amount at least equal to the then current appraised value of the release parcel, (ii) the borrower to purchase the parcel currently occupied by Macy's (the "Macy's Parcel") and modify the mortgage and other loan documents to extend the lien of the mortgage to the Macy's Parcel, and thereafter, permit the borrower to obtain the free release of the Macy's Parcel from the lien of the mortgage, (iii) after December 31, 2005, the free release of the Mervyn's parcel and the May Department Store ("May") parcel, subject to the satisfaction of conditions including, among other things, that the DSCR immediately after the related release will not be less than the greater of (A) 1.89x (with respect to Mervyn's) or 1.79x (with respect to May) and (B) 90% of the DSCR for the loan immediately prior to the related release and (iv) the free release of unimproved, non-income producing portions of the Mortgaged Property, provided that the aggregate fair market value of the unimproved parcels released does not exceed $5,000,000.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $218,000,000
                                 LAKEWOOD CENTER       TMA DSCR:    2.21x
                                                       TMA LTV:     52.32%
--------------------------------------------------------------------------------







                               [MAP OMITTED]










This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $147,000,000
                                  KAISER CENTER            DSCR:    1.61x
                                                           LTV:     70.00%
--------------------------------------------------------------------------------





                               [PHOTOS OMITTED]










This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $147,000,000
                                  KAISER CENTER            DSCR:    1.61x
                                                           LTV:     70.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                GMACCM

 LOAN PURPOSE:               Acquisition

 ORIGINAL BALANCE:           $147,000,000

 CUT-OFF BALANCE:            $147,000,000

 % BY INITIAL UPB:           6.43%

 INTEREST RATE:              5.11%

 PAYMENT DATE:               1st of the month

 FIRST PAYMENT DATE:         August 1, 2005

 MATURITY DATE:              July 1, 2015

 AMORTIZATION:               Interest Only

 CALL PROTECTION:            Lockout  for 24 months  from  securitization  date,
                             then defeasance is permitted. On and after May 1, 2015, prepayment can be made without penalty.

 SPONSOR:                    Swig Investment Company

 BORROWER:                   SIC-Lakeside Drive, LLC

 ADDITIONAL FINANCING:       None

 LOCKBOX:                    Hard

 INITIAL RESERVES:           Tax:          $850,961
                             Replacement:  $338,899
                             TI/LC:        $3,358,567
                             Free Rent:    $5,481,589

 MONTHLY RESERVES:           Tax:          $212,740
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 LOAN BALANCE / SQ. FT.:     $160.93

 BALLOON BALANCE / SQ. FT.:  $160.93

 LTV:                        70.00%

 BALLOON LTV:                70.00%

 DSCR:                       1.61x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET / PORTFOLIO:      Single Asset

 PROPERTY TYPE:                 Office

 COLLATERAL:                    Fee Simple

 LOCATION:                      Oakland, California

 YEAR BUILT / RENOVATED:        1960 / 2005

 COLLATERAL SQ. FT.:            913,428

 PROPERTY MANAGEMENT:           The SWIG Company
 (a borrower affiliate)

 OCCUPANCY (AS OF 4/30/05)(1):  94.56%

 UNDERWRITTEN NET CASH FLOW:    $12,268,889

 APPRAISED VALUE:               $210,000,000

 APPRAISAL DATE:                April 20, 2005
--------------------------------------------------------------------------------
(1)  See footnote (2) below.

---------------------------------------------------------------------------------------------------------------------------
                                                                 MAJOR TENANTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                WEIGHTED AVG        LEASE         RATINGS
 TENANT                                 NRSF          % NRSF        % GPR       RENT/SQ. FT.      EXPIRATION       (S/F/M)
---------------------------------------------------------------------------------------------------------------------------
 BART - San Francisco Bay Area
 Rapid Transit District                317,222         34.73%        38.04%         $24.75       7/17/2014      A/A/A2(1)
---------------------------------------------------------------------------------------------------------------------------
 The Regents of the University
 of California(2)                      152,774         16.73         18.60           25.13       4/30/2008      A/A/A2(1)
---------------------------------------------------------------------------------------------------------------------------
 Kaiser Foundation Health Plan, Inc.    75,096          8.22          9.17           25.20      11/30/2010       A+/A/A3
---------------------------------------------------------------------------------------------------------------------------
 California Bank and Trust(3)           45,527          4.98          5.16           23.40       5/31/2009     BBB+/A-/A2
---------------------------------------------------------------------------------------------------------------------------
 24 Hour Fitness, Inc.-
 f/k/a H.E.C Investments, Inc.          29,640          3.24          1.49           10.35       4/25/2006         NR
---------------------------------------------------------------------------------------------------------------------------
 Wulfsberg Reese & Sykes
 Professional Corp.                     27,497          3.01          2.94           22.11       9/18/2009         NR
---------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:               647,756         70.91%        75.40%         $24.03           -              -
---------------------------------------------------------------------------------------------------------------------------

(1)  Ratings for the State of California.

(2) The occupancy and NRSF figures set forth above do not reflect (a) a termination option exercised by Regents of the University of California ("Regents") effective July 1, 2005 with respect to 12,500 sq.ft. of the 4th floor, (b) a termination option that Regents informed the lender it will exercise, effective November 1, 2005, with respect to the remaining portion of the 4th floor (approximately 12,500 sq. ft) and (c) a termination option that Regents informed the lender it will exercise, effective May 18, 2006, with respect to approximately 12,500 sq. ft. of the 7th floor. Regents has no further termination options under its lease.

(3) Tenant is permitted to terminate its lease at any time after June 1, 2003, so long as they provide 12-months notice and a $634,446 lease termination fee.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $147,000,000
                                  KAISER CENTER            DSCR:    1.61x
                                                           LTV:     70.00%
--------------------------------------------------------------------------------

KAISER CENTER

THE LOAN. The Kaiser Center Loan is a ten year, interest only fixed rate loan secured by a mortgage on the borrower's fee simple interest in a 913,428 sq. ft. Class A office building located in Oakland, California.

THE BORROWER. The borrower is SIC-Lakeside Drive, LLC, a special purpose, bankruptcy-remote entity, which is required under its loan documents to have an independent director and for which a non-consolidation opinion was obtained at closing, sponsored by Swig Investment Company. Commercial Equity Investments, Inc., an affiliate of GMACCM, is an indirect equity investor in the borrower.

THE PROPERTY. The property consists of a T-shaped 28-story office tower, adjacent one- and three-story office/retail buildings, and a five-level parking garage with 1,339 spaces. The property includes 784,698 NRSF of office space located in the 28-story tower and 128,730 NRSF of office and retail space located in the adjacent one-and three-story buildings (referred to as the Kaiser
Mall), totaling 913,428 NRSF overall. Actual traditional retail space at the mall totals 63,341 sq. ft. with the remaining space consisting of office and storage uses. The improvements are situated on 7.2 acres of land and were constructed in 1960. Renovations have been ongoing from 2003 through 2005.

SIGNIFICANT TENANTS. As of April 30, 2005, the property was 94.56% occupied by more than 40 tenants. The tenant mix at Kaiser Center is comprised of a mix of government, education, professional and financial services. The property's largest tenant is the San Francisco Bay Area Rapid Transit District, commonly referred to as "BART" (rated A / A / A2 by S&P/Fitch/Moody's), occupying 12 suites totaling 317,222 sq. ft. (34.73% of GLA). Investment grade and government tenants, including BART, occupy 67.1% of the property.

THE MARKET. According to the appraisal performed by Cushman & Wakefield of California on April 20, 2005 (the "Appraisal"), the property is located in the Lake Merritt district, one of two Class A submarkets within the Oakland CBD. Per the Appraisal, the Lake Merritt district has a vacancy rate of 5.4% and is characterized by numerous high- and mid-rise Class A office properties interspersed between smaller office, retail and general commercial uses; Kaiser Center dominates the area as it is the largest development in the Lake Merritt area and acts as an anchor location. Further, the Appraisal concluded a market office rent for the low rise tenants of $25 / sq. ft. and high rise tenants of $28 / sq. ft., based on full service leases. The current average office rent at the property is below the market rent stated in the Appraisal.

PROPERTY MANAGEMENT. The property is managed by The SWIG Company, an affiliate of the borrower.

CASH MANAGEMENT. Provided no event of default exists under the mortgage loan, the borrower has access to the funds deposited in the lockbox account. Upon the occurrence of an event of default under the mortgage loan, all funds deposited in the lockbox account are controlled by the lender.

RESERVES. At origination, the borrower made an initial deposit into a reserve account for payment of real estate taxes in the amount of $850,961. The mortgage loan requires the borrower to make monthly deposits into such reserve account in an amount equal to 1/12 of the estimated annual insurance premiums and real estate taxes.

At origination, the borrower made an initial deposit into a reserve account for tenant improvements and leasing commissions in the amount of $3,358,567 which will be used for certain tenant improvement and leasing costs related primarily to the Kaiser Foundation Health Plan Inc. lease and the BARTlease.

At origination, the borrower made an initial deposit into a reserve account for capital improvements in the amount of $338,899.

At origination, the borrower made an initial deposit in the amount of $5,481,589 into a reserve account to fund free rent concessions to the following tenants:
BART, Kaiser Foundation Family Health Plan, Inc. and WestEd. Unless an event of default shall have occurred and is continuing, on each payment date the lender shall release to the borrower an amount equal to the free rent concession for that month for each free rent tenant into the lockbox account.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.

RELEASE PROVISIONS. The borrower has the right, upon the expiration of a lockout period, to the release of a certain portion of the property in connection with a partial defeasance upon the satisfaction of certain conditions including, the partial defeasance of the loan in an amount generally equal to the value of the release parcel prior to such release, and no event of default existing under the mortgage loan. In addition, after the release, the LTV may not be greater than 70% and its DSCR may not be less than the greater of 1.65x or the DSCR which existed immediately preceding the partial release date.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $147,000,000
                                  KAISER CENTER            DSCR:    1.61x
                                                           LTV:     70.00%
--------------------------------------------------------------------------------







                                  [MAP OMITTED]








This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $144,734,899
                         PRIVATE MINI STORAGE PORTFOLIO    DSCR:    1.42x
                                                           LTV:     64.21%
--------------------------------------------------------------------------------







                                [PHOTOS OMITTED]











This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $144,734,899
                         PRIVATE MINI STORAGE PORTFOLIO    DSCR:    1.42x
                                                           LTV:     64.21%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                GMACCM

 LOAN PURPOSE:               Refinance

 ORIGINAL BALANCE:           $144,734,899

 CUT-OFF BALANCE:            $144,734,899

 % BY INITIAL UPB:           6.33%

 INTEREST RATE:              5.84%

 PAYMENT DATE:               1st of the month

 FIRST PAYMENT DATE:         September 1, 2005

 MATURITY DATE:              August 1, 2015

 AMORTIZATION:               Interest  only from  September  1, 2005 through and
                             including  August  1,  2010;  thereafter,   monthly
                             amortization on a 30-year schedule.

 CALL PROTECTION:            Lockout  for 24 months  from  securitization  date,
                             then defeasance is permitted. On and after May 1, 2015, prepayment can be made without penalty.

 SPONSOR:                    Five SAC Self-Storage Corporation

 BORROWER:                   PM Preferred Properties, L.P.

 ADDITIONAL FINANCING:       $33,000,000 mezzanine loan

 LOCKBOX:                    Soft

 INITIAL RESERVES:           Tax:         $630,000
                             Insurance:   $42,300
                             Replacement: $288,000(1)

 MONTHLY RESERVES:           Tax:         $210,000(2)
                             Insurance:   $14,100(3)
--------------------------------------------------------------------------------
(1)  Replacement Reserves are capped at $288,000.

(2)  Tax Reserves are capped at $1,260,000.

(3)  Insurance Reserves are capped at $84,600.


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 LOAN BALANCE / UNIT:        $6,330.53

 BALLOON BALANCE / UNIT:     $5,909.21

 LTV:                        64.21%(4)

                             BALLOON LTV: 59.93%(4)

 DSCR:                       1.42x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET / PORTFOLIO:   Portfolio

 PROPERTY TYPE:              Self-storage

 COLLATERAL:                 35 Fee Simple/3 Leasehold

 LOCATION:                   Various

 YEAR BUILT / RENOVATED:     1987-2001 / NA

 COLLATERAL UNITS:           22,863

 PROPERTY MANAGEMENT:        U-Haul affiliates; properties located in TX subject
                             to  sub-management   agreement  with  Private  Mini
                             Storage Manager, Inc.

 OCCUPANCY (AS OF 4/13/05
 & 4/14/05):                 76.60%

 UNDERWRITTEN

 NET CASH FLOW:              $14,505,245

 APPRAISED VALUE:            $225,425,000(4)

 APPRAISAL DATE:             Various
--------------------------------------------------------------------------------
(4) Based upon (or represents) the Appraiser's valuation of the portfolio as a whole and not individual property values.




This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $144,734,899
                         PRIVATE MINI STORAGE PORTFOLIO    DSCR:    1.42x
                                                           LTV:     64.21%
--------------------------------------------------------------------------------

PRIVATE MINI STORAGE PORTFOLIO

THE LOAN. The Private Mini Storage Portfolio Loan is a ten year fixed rate loan that provides for monthly payments of interest-only for the first 60 months and thereafter for monthly payments of principal and interest, secured by mortgages, deeds of trust and deeds to secure debt on the borrower's fee simple or leasehold interests in 38 self-storage facilities located in Texas, Alabama, Florida, Georgia, South Carolina and North Carolina.

THE BORROWER. The borrower is PM Preferred Properties, L.P., a special purpose, bankruptcy-remote entity, which is required under its loan documents to have an independent director and for which a non-consolidation opinion was obtained at closing, sponsored by Five SAC Self-Storage Corporation.

THE PROPERTY. The property consists of 38 self-storage properties with an average of 62,880 sq. ft. and 602 units, built between 1987 and 2001. The properties are located in six different states. All facilities offer a combination of climate controlled and non-climate controlled units. Further, some properties provide parking for boats and recreational vehicles. See chart below.

---------------------------------------------------------------------------------------------------------------------------------
 PROPERTY NAME                           ADDRESS                  CITY          STATE    # OF UNITS   YEAR BUILT  FEE/LEASEHOLD
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Midtown          2420 Louisiana Street             Houston        Texas        730         1999      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Clairmont          2885 Clairmont Road NE          Atlanta       Georgia       643       2000-2001    Leasehold
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Piedmont             2175 Piedmont Road            Atlanta       Georgia       627         2001      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Rogerdale       2890 West Sam Houston Parkway      Houston        Texas        656         2000      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Voss Road           2305 South Voss Road           Houston        Texas        557         1989      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Dove Country           603 Murphy Road            Stafford        Texas        706         1999      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Woodlands            24540 Interstate 45           Spring         Texas        777         1999      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Corpus Christi       5129 Kostoryz Road        Corpus Christi     Texas        691         1989      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Capital Circle     2554 Capital Circle NE        Tallahassee     Florida       477         2000      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Burnett               6610 Burnett Road            Austin         Texas        673         2000       Leasehold
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Phillips Highway    3435 Phillips Highway       Jacksonville     Florida       648         1990      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Lake Norman        19116 Statesville Road         Cornelius  North Carolina    593         2001      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Pinellas Park        4015 Park Boulevard        Pinellas Park    Florida       629         1991      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Austin              1032 East 46th Street          Austin         Texas        574         1989      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Fort Walton        395 Mary Esther Cut-off    Fort Walton Beach  Florida       518         1990      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Blanding Boulevard 8155 Blanding Boulevard      Jacksonville     Florida       691         1991      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Wurzbach            3817 Parkdale Street         San Antonio      Texas        585         1992      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Ocala               505 S.W. 17th Street            Ocala        Florida       592         1990      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Birmingham            540 Valley Avenue          Birmingham      Alabama       583         1992      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Fort Jackson          5604 Forest Drive           Columbia   South Carolina    592         2000      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Terrace Oaks          3220 FM 1960 West            Houston        Texas        524         1995      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Greenville         7043 Greenville Avenue          Dallas         Texas        644         1995      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Fuqua                12475 Gulf Freeway            Houston        Texas        585         1990      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Pensacola         7835 North Davis Highway        Pensacola      Florida       618         1990      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Clearlake         16250 Old Galveston Road         Webster         Texas       632         1989      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Atlantic           9411 Atlantic Boulevard      Jacksonville     Florida       678         1991      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Dairy Ashford   2415 South Dairy Ashford Road      Houston        Texas        537         2001      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Roper Mountain     24 Roper Mountain Road        Greenville  South Carolina    505         2000      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Sharon Road         1400 Sharon Road West         Charlotte  North Carolina    587         2000      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Plano Allen     3901 North Central Expressway       Plano         Texas        516         2000      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Vestavia Hills     1420 Montgomery Highway     Vestavia Hills    Alabama       555         2000      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $144,734,899
                         PRIVATE MINI STORAGE PORTFOLIO    DSCR:    1.42x
                                                           LTV:     64.21%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 PROPERTY NAME                           ADDRESS                 CITY            STATE    # OF UNITS   YEAR BUILT  FEE/LEASEHOLD
----------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Mooresville         304 West Plaza Drive        Mooresville   North Carolina    491         2001      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Belcher            2180 South Belcher Road         Largo          Florida       586         1989      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-New Port Richey     6118 U.S. Highway 19N     New Port Richey     Florida       665         1991      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Cedar Park        700 South Bell Boulevard      Cedar Park         Texas        515         1999      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Mobile             3755 Airport Boulevard         Mobile          Alabama       544         1987       Leasehold
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-I-26 @ West Park    3754 Fernandina Road         Columbia     South Carolina    543         2000      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------
 Private Mini-Bissonnet          10811 Bissonnet Street         Houston          Texas        596         1989      Fee Simple
---------------------------------------------------------------------------------------------------------------------------------


THE MARKET. The Portfolio includes 38 self-storage properties located in 27 different cities. Seventeen facilities are located in Texas, ten in Florida, three in North Carolina, three in South Carolina, two in Georgia, and three in Alabama. Houston, Texas maintains the largest concentration of properties with seven.

PROPERTY MANAGEMENT. The properties are managed by various subsidiaries of U-Haul International, Inc.; the properties located in Texas are managed by Private Mini Storage Manager, Inc. pursuant to a sub-management agreement.

CASH MANAGEMENT. Revenue from the property is collected by the borrower and/or property manager and ultimately deposited into a lender designated lockbox account. Provided no event of default under the mortgage loan exists, the borrower has access to such lender designated lockbox account and the deposits therein.

RESERVES. At origination, the borrower made an initial deposit into a reserve account for payment of real estate taxes in the amount of $630,000. The mortgage loan requires the borrower to make monthly deposits into such reserve account in an amount equal to 1/12 of the estimated annual real estate taxes until the amount on deposit is $1,260,000.00. Provided that taxes are timely paid by the borrower, no event of default exists, the DSCR is not less than 1.23x and such amount remains on deposit at all times, the borrower is not required to make further deposits.

At origination, the borrower made an initial deposit into a reserve account for payment of insurance premiums in the amount of $42,300. The mortgage loan requires the borrower to make monthly deposits into such reserve account in an amount equal to 1/12 of the estimated annual insurance premiums until the amount on deposit is $84,600.00. Provided that insurance premiums are timely paid by the borrower, no event of default exists, the DSCR is not less than 1.23x and such amount remains on deposit at all times, the borrower is not required to make further deposits.

At origination, the borrower made an initial deposit into a reserve account for replacements in the amount of $288,000. As long as such amount remains on deposit, borrower is not required to make additional deposits into the replacement reserve account.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The mezzanine loan in the amount of $33,000,000 is secured by pledges of limited partnership interests in the borrower, stock in the general partner of the borrower and certain other equity interests in affiliates of the borrower ("Affiliate Collateral"), which equity interests are owned by the mezzanine borrower. The mezzanine loan is a ten year fixed rate loan that requires monthly interest and principal payments (on a 25-year amortization schedule) throughout the term of the loan.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. A junior mezzanine loan, in an amount not to exceed $10,000,000, is permitted under the loan documents. Certain requirements include that based upon the first mortgage, the senior mezzanine loan and the junior mezzanine loan, the DSCR is not less than 1.0x (giving effect to the Affiliate Collateral), the LTV does not exceed the LTV as of the closing date and rating agency confirmation is obtained. The junior mezzanine loan will be secured by a pledge of equity interests in the mezzanine borrower under the $33,000,000 mezzainine loan.

PROPERTY SUBSTITUTION/PARTIAL DEFEASANCE. The borrower has the right to substitute a new property for any individual property securing the loan (i) voluntarily, up to 20% of the collateral calculated by allocated loan amount,
(ii) in the event the loan is accelerated upon an incurable breach of a representation or warranty with respect to any individual property, (iii) in the event lender does not make casualty or condemnation proceeds available to borrower for restoration of any individual property, or (iv) if an individual property is determined by the borrower to be no longer economically viable and lender approves such determination.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $144,734,899
                         PRIVATE MINI STORAGE PORTFOLIO    DSCR:    1.42x
                                                           LTV:     64.21%
--------------------------------------------------------------------------------

Substitutions of individual properties are subject to satisfaction of certain conditions, including but not limited to: (A) no event of default under the mortgage loan then existing (except with respect to substitution upon a breach of representation or warranty), (B) delivery of third party reports and appraisals for the substitute property, (C) prior rating agency confirmation is obtained, (D) the DSCR following the substitution is equal to the higher of the DSCR as of the closing date or immediately prior to the substitution, and (E) the LTV following the substitution is equal to the lower of the LTV as of the closing date or immediately prior to the substitution.

In addition, (i) in the event the loan is accelerated upon an incurable breach of a representation or warranty with respect to an individual property, (ii) in the event lender does not make casualty or condemnation proceeds available to borrower for restoration of any individual property, or (iii) if an individual property is determined by the borrower to be no longer economically viable and lender approves such determination, the borrower has the option, instead of substitution, to partially defease the loan and obtain a release of the affected property. Such partial defeasance must be performed in accordance with and is subject to standard defeasance conditions. Otherwise, partial defeasance is not permitted.





This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $144,734,899
                         PRIVATE MINI STORAGE PORTFOLIO    DSCR:    1.42x
                                                           LTV:     64.21%
--------------------------------------------------------------------------------






                                  [MAP OMITTED]








This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $109,000,000
                             GENERAL MOTORS BUILDING   TMA DSCR:    2.38x
                                                       TMA LTV:     43.27%
--------------------------------------------------------------------------------








                                [PHOTOS OMITTED]








This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $109,000,000
                             GENERAL MOTORS BUILDING   TMA DSCR:    2.38x
                                                       TMA LTV:     43.27%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                GACC

 LOAN PURPOSE:               Acquisition / Refinance

 ORIGINAL TMA BALANCE:       $109,000,000(1)

 CUT-OFF TMA
 BALANCE:                    $109,000,000(2)

 % BY INITIAL UPB:           4.77%

 INTEREST RATE:              5.2420%(3)

 PAYMENT DATE:               1st of each month

 FIRST PAYMENT DATE:         March 1, 2005

 MATURITY DATE:              February 1, 2010

 AMORTIZATION:               Interest Only

 CALL PROTECTION:            Lockout  until 24  months  from the  securitization
                             date,  then  defeasance is permitted.  On and after
                             October  1,  2009,   prepayment  permitted  on  any
                             payment date without penalty.

 SPONSORS:                   Jamestown Corporation and Macklowe Properties

 BORROWER:                   Fifth Avenue 58/59
                             Acquisition Co. L.P.

 PARI PASSU DEBT:            $605,000,000(2)

 B-NOTE BALANCE:             $86,000,000(2)

 MEZZANINE DEBT:             $300,000,000(2)

 LOCKBOX:                    Hard

 INITIAL RESERVES:           TI/LC:         $70,529,451

                             NOI Support:   $16,153,835

                             Engineering:   $4,800,000

                             Taxes:         $2,400,817

                             Insurance:     $817,014

 MONTHLY RESERVES:           Taxes:         $2,400,817

                             Insurance:     $163,403

                             Replacement:   $31,590
--------------------------------------------------------------------------------
(1) The trust mortgage asset ("TMA") consists of the $54,500,000 A-5 Note and the $54,500,000 A-6 Note.

(2) The $109,000,000 TMA and the $605,000,000 Pari Passu Debt (not included in the trust and evidenced by the A-1, A-2, A-3 and A-4 Notes) comprise the total senior debt balance of $714,000,000 (the "Senior Loan"). The $86,000,000 B-Note and the Senior Loan comprise the total first mortgage balance of $800,000,000 (the "First Mortgage"). Additionally, there is $300,000,000 of mezzanine debt ("the Mezzanine Debt"). The B-note is not included in the trust, but was certificated and issued as investment grade securities in the COMM 2005-LP5 securitization.

(3) Represents the average interest rate for the first 12 payment periods after the cut-off date rounded to four decimal places. The interest rate will vary throughout the loan term. Refer to Annex A-5 to the prospectus supplement for a schedule of interest rates.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(2)
--------------------------------------------------------------------------------

                      SENIOR           FIRST            FIRST MORTGAGE
                      LOAN             MORTGAGE         PLUS MEZZANINE
--------------------------------------------------------------------------------
 LOAN BALANCE:        $714,000,000     $800,000,000     $1,100,000,000

 LOAN

 BALANCE / SQ. FT.:   $374.78          $419.92          $577.40

 LTV:                 43.27%           48.48%           66.67%

 BALLOON LTV:         43.27%           48.48%           66.67%

 DSCR:                2.38x            2.12x            1.50x

 SHADOW RATING
 (S/M/F):             AA /A3/AA        NR/Baa3/BBB-     Not Rated
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET / PORTFOLIO:     Single Asset

 PROPERTY TYPE:                Office with retail component

 COLLATERAL:                   Fee Simple

 LOCATION:                     New York, NY

 YEAR BUILT / RENOVATED:       1968 / 2005

 COLLATERAL SQ. FT.:           1,905,103

 PROPERTY MANAGEMENT:          Macklowe Management Co. Inc.
                               (a borrower affiliate)

 OCCUPANCY (AS OF 1/1/05)(4):  96.3%

 UNDERWRITTEN NET CASH
 FLOW(5):                      "As-Is":         $88,947,170
                               "As-Stabilized": $98,245,069

 APPRAISED VALUE:              $1,650,000,000

 APPRAISAL DATE:               January 1, 2005
--------------------------------------------------------------------------------
(4) Occupancy figure excludes the Madison Avenue and Fifth Avenue retail expansion. Occupancy is 96.34% including the Madison Avenue and Fifth Avenue retail expansion.

(5) The "As-Stabilized" cash flow of $98,245,069 is based on the anticipated lease up of 21,000 sq. ft. to Apple Computer Inc. (Fifth Avenue Expansion) and anticipated lease up of 13,713 sq. ft. of Madison Avenue expansion retail space. See "Madison Avenue and Fifth Avenue Retail Expansion" herein. DSCR calculations in the chart are based on "As-Is" cash flow. DSCR based on "As-Stabilized" cash flow is 2.62x for the Senior Loan, 2.34x for the First Mortgage and 1.65x for the First Mortgage plus the Mezzanine Debt.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $109,000,000
                             GENERAL MOTORS BUILDING   TMA DSCR:    2.38x
                                                       TMA LTV:     43.27%
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         MAJOR OFFICE TENANTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                 % BELOW       WEIGHTED AVG         LEASE
 TENANT                           NRSF         % NRSF(1)         MARKET          RENT PSF        EXPIRATION    RATINGS (S/M/F)(2)
---------------------------------------------------------------------------------------------------------------------------------
 Weil, Gotshal & Manges LLP     539,438           32.8%            45.20%            $47.75       8/31/2019           -/-/-
---------------------------------------------------------------------------------------------------------------------------------
 Estee Lauder                   327,562           19.9             14.60              84.18       3/31/2020          A+/A1/-
---------------------------------------------------------------------------------------------------------------------------------
 General Motors Corporation     100,348            6.1             15.82              68.26       3/31/2010        BB/Baa3/BB+
---------------------------------------------------------------------------------------------------------------------------------
 SUB TOTAL/WA:                  967,348           58.8%                              $62.21
---------------------------------------------------------------------------------------------------------------------------------

(1)  % NRSF based on "As-Is" Office space only.

(2) Credit ratings are of the parent company whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------------------------------
                                                          MAJOR RETAIL TENANTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                % BELOW        WEIGHTED AVG         LEASE
 TENANT                           NRSF         % NRSF(3)         MARKET          RENT PSF        EXPIRATION    RATINGS (S/M/F)(4)
---------------------------------------------------------------------------------------------------------------------------------
 F.A.O. Schwarz                  74,794           49.8%          63.1%            $68.10         1/31/2012          -/-/ -
---------------------------------------------------------------------------------------------------------------------------------
 CBS Television Studios          31,997           21.3           76.3%             47.19         3/31/2010         A-/A3/A-
---------------------------------------------------------------------------------------------------------------------------------
 SUB TOTAL/WA:                   106,791          71.1%                           $61.83
---------------------------------------------------------------------------------------------------------------------------------

(3)  % NRSF based on "As-Is" Retail space only.

(4) Credit ratings are of the parent company whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------------------------------
                                                           LEASE ROLLOVER
----------------------------------------------------------------------------------------------------------------------------------
                                                                           CUMULATIVE
                          # OF                      % OF      CUMULATIVE      % OF        ANNUAL      % OF BASE     CUMULATIVE %
 YEAR OF                 LEASES      EXPIRING       TOTAL        TOTAL        TOTAL        AVG.      ACTUAL RENT   OF BASE ACTUAL
 EXPIRATION             EXPIRING      SQ. FT.      SQ. FT.      SQ. FT.      SQ. FT.     RENT PSF      ROLLING      RENT ROLLING
----------------------------------------------------------------------------------------------------------------------------------
 2005                       1           36,996        1.9%       36,996         1.9%      $95.00         2.5%              2.5%
----------------------------------------------------------------------------------------------------------------------------------
 2006                       8           71,156        3.7       108,152         5.7        70.87         3.6               6.2
----------------------------------------------------------------------------------------------------------------------------------
 2007                       4           49,266        2.6       157,418         8.3        64.96         2.3               8.5
----------------------------------------------------------------------------------------------------------------------------------
 2008                       2           37,757        2.0       195,175        10.2        51.30         1.4               9.9
----------------------------------------------------------------------------------------------------------------------------------
 2009                       6           32,368        1.7       227,543        11.9        85.80         2.0              11.9
----------------------------------------------------------------------------------------------------------------------------------
 2010                      15          192,748       10.1       420,291        22.1        75.27        10.4              22.3
----------------------------------------------------------------------------------------------------------------------------------
 2011                       4           69,657        3.7       489,948        25.7        86.26         4.3              26.6
----------------------------------------------------------------------------------------------------------------------------------
 2012                       6          142,337        7.5       632,285        33.2        84.38         8.6              35.3
----------------------------------------------------------------------------------------------------------------------------------
 Thereafter                29        1,203,001       63.1     1,835,286        96.3        74.73        64.7             100.0
----------------------------------------------------------------------------------------------------------------------------------
 Vacant                                 69,817        3.7     1,905,103       100.0
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                    75        1,905,103      100.0%    1,905,103       100.0%
----------------------------------------------------------------------------------------------------------------------------------




This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $109,000,000
                             GENERAL MOTORS BUILDING   TMA DSCR:    2.38x
                                                       TMA LTV:     43.27%
--------------------------------------------------------------------------------

GENERAL MOTORS BUILDING LOAN

THE LOAN. The General Motors Building loan is a five year interest only loan secured by a first mortgage on the borrower's fee simple interest in a modern 50-story 1,905,103 sq. ft. Class "A" office/retail building located at the southeast corner of Central Park, occupying the entire city block bounded by Fifth Avenue, Madison Avenue, 58th Street, and 59th Street. The $109 million Senior Component (rated AA/A3/AA (S/M/F)) has been contributed to the trust.

         GM BUILDING RECAPITALIZATION. In January 2005, in connection with a recapitalization of the General Motors Building, Deutsche Bank provided a $1.1 billion capitalization package to the sponsors, JAMESTOWN CORPORATION ("Jamestown") and MACKLOWE PROPERTIES ("Macklowe").

         Jamestown and Macklowe contributed $385 million of new cash equity, bringing the total cash equity to $520 million.

               o    Jamestown contributed $300 million of cash equity; and

               o Macklowe contributed $85 million of cash equity in addition to its existing $135 million cash contribution, resulting in $220 million of cash equity.

         Deutsche Bank provided the sponsors with a $1.1 billion debt package, which together with the equity contributions from Jamestown and Macklowe, extinguished the prior floating rate debt of $1.4 billion. The Deutsche Bank package consists of a First Mortgage loan with an original principal balance of $800 million and Mezzanine debt with an aggregate original principal balance of $300 million, as follows:

               o A $109 million Senior Component (contributed to the trust) of a $714 million pari passu senior mortgage loan;

               o An $86 million subordinate portion of the $800 million First Mortgage loan, which subordinate portion will not be contributed to the trust, but was certificated and sold as investment grade rated non-pooled securities as part of the COMM 2005-LP5 securitization; and

               o A $300 million mezzanine loan that Deutsche Bank has privately placed with institutional investors.

THE BORROWER. The borrower is a single-purpose, bankruptcy-remote entity with two independent directors, for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by Jamestown and Macklowe.

Jamestown is a real estate investment company based in Atlanta, Georgia and Cologne, Germany. Since 1983, Jamestown has been investing in income-producing high quality commercial real estate in the United States. In 26 partnerships, Jamestown and its affiliates have acquired over $5 billion of assets. In addition to the General Motors Building, Jamestown currently owns all or a portion of New York assets including One Times Square, 589 Fifth Avenue, 1211 Sixth Avenue, 1290 Sixth Avenue, 620 6th Avenue, 111 Eighth Avenue, and Chelsea Market. Jamestown also owns all or a portion of 125 High Street and One Federal Street in Boston, Massachusetts, 4501 N. Fairfax in Arlington, Virginia, and 400 Post Street in San Francisco, California. In Atlanta and Cologne, Jamestown employs over 90 individuals who specialize in acquisitions, asset and property management, accounting, taxes, marketing and sales. Jamestown is a repeat client of Deutsche Bank.

Macklowe has over 30 years of commercial real estate investment and development experience, predominantly in New York City. Macklowe's investments include office & apartment properties, land assemblages, and conversion of industrial properties and loft buildings in Manhattan. Macklowe's substantial real estate portfolio includes interests in such prestigious residential properties as 777 Sixth Avenue, 305 West 50th Street (Longacre House), 515 East 72nd Street (RiverTerrace) and 420 East 54th Street (RiverTower) as well as interests in 12 commercial properties leased to many high quality tenants at well known addresses such as the General Motors Building, 540 Madison Avenue, 400 Madison Avenue, and 610 Broadway. In 2003, Deutsche Bank financed $1.15 billion of Macklowe's $1.45 billion acquisition of the General Motors Building. Macklowe, a repeat sponsor of a Deutsche Bank borrower, is also the sponsor of the Longacre House loan, also an asset of the trust.

THE PROPERTY. The General Motors Building occupies a full city block bounded by Fifth and Madison Avenues and 58th and 59th Streets in Midtown Manhattan's Plaza District. The property consists of a central 50-story tower with north and south flanking two-story wings containing approximately 1,709,037 sq. ft. of Class "A" office space and 152,143 sq. ft. of prime retail/television studio space. The property


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $109,000,000
                             GENERAL MOTORS BUILDING   TMA DSCR:    2.38x
                                                       TMA LTV:     43.27%
--------------------------------------------------------------------------------

also contains a 35,657 sq. ft. underground parking garage with over 135 spaces. The property has an average rent of $71.78/sq.ft. (with current asking rents of $75 to $125/sq. ft.), well above prevailing market averages. Several of the more seasoned leases are significantly below the building average. The building has exhibited an excellent tenant retention rate well above the market average, with more than 50.0% of the building occupied by tenants that have been in occupancy since the building's completion in 1968. Historically, the General Motors Building has maintained an occupancy rate of over 98%. The General Motors
Building benefits from zoning restrictions that restrict building height for buildings north of 58th Street. As a result, the property has views of Central Park and the Upper Manhattan skyline.

The property offers tenants design flexibility through its center core floor plates and generous column bays. The distinctive "hips" on the north and south sides of the property allow for eight corner offices per floor and the large bay windows provide maximum light and Central Park views from two sides of the building. The use of the finest materials through out the property's common areas, such as the expansive lobby's Greek marble walls, highlighted brass trim, Vermont marble flooring and decorative ceiling provide an environment consistent with the nature of the property and its location.

The property was built in 1968 to serve as General Motors' worldwide headquarters and today houses the company's treasury office. The previous owners of the property, Trump Organization and Conseco Insurance, purchased the building in August 1998 from a joint venture that included The Simon Property Group. Over the past five years, the previous building owners invested substantial capital to: (i) create a new landscaped plaza on Fifth Avenue; (ii) complete a new marble lobby area with expanded concierge facilities for tenants;
(iii) install fiber optics in the building; (iv) develop ground floor broadcast facilities and (v) install a new state of the art security system.

The extensive improvements to the plaza area have added to the already considerable pedestrian traffic off of Fifth Avenue and around Central Park. The borrower has begun the expansion of the retail space at the property by building a glass cube which will expand onto the promenade on the Fifth Avenue side of the property and a two-story glass expansion of approximately 14,000 sq. ft. on the Madison Avenue side of the building. See "Madison Avenue and Fifth Avenue Retail Expansion" below.

The  building's  tenants  benefit  from  efficient  access to the  property  via
Manhattan's vast web of public transportation. Subway stops within close proximity to the building include the N/R (Fifth Avenue at 59th Street), E/F (Fifth Avenue at 53rd Street), 4/5/6 (Lexington and 59th Street) and the B/D/F/V (Rockefeller Center). In addition, bus service runs along Fifth, Madison and Sixth Avenues and 57th Street.

SIGNIFICANT TENANTS. The property is currently 96.3% occupied (excluding the Madison Avenue and Fifth Avenue expansion spaces) by 33 office tenants and 6 retail tenants, with floor plates averaging approximately 37,000 sq. ft. Below is a description of the building's three largest office tenants and two largest retail tenants.

OFFICE:

   WEIL, GOTSHAL & MANGES LLP (32.8% of NRA-Office; $47.75/sq. ft.; majority of leases expire in 2019), is the property's largest tenant and has been in the building since its construction in 1968. Founded in 1931 in New York, Weil, Gotshal & Manges LLP ("Weil") is widely considered to be one of the premier law firms in the world. Weil was awarded the "2004 Law Firm of the Year in Western Europe: France" and the "2004 Law Firm of the Year in the United States for Private Equity". The Weil space was custom designed and was most recently renovated in 1990, though it is meticulously maintained. The General Motors Building serves as Weil's worldwide headquarters, and its space includes an executive conference and banquet level which features high ceilings, a kitchen and separate environmental systems (this space was originally General Motors' executive floor). Weil's current average space utilization of 170 employees per floor is well above the building average of 117 and its rental rates are 45.21% below market.

   ESTEE LAUDER (19.9% of NRA-Office; $84.18/sq. ft.; (S/M) A+ / A1; a majority of leases expire in 2020) (NYSE: EL) the second largest tenant at the property, and has maintained a worldwide reputation for innovation while purveying stability in the production of high quality beauty products. Estee Lauder ("Lauder") has maintained its global headquarters at the property since completion in 1968. Lauder products are sold in over 130 countries and territories under brand names, such as Estee Lauder, Clinique, Aramis, Prescriptives, Origins, M.A.C., Bobbi Brown, La Mer, Aveda, Stila, Jo Malone, Bumble and Bumble, Darphin, Rodan & Fields, and American Beauty and account for nearly half of the world's upscale cosmetics sold. Lauder, which was founded in New York in 1946 and employs 22,000 people worldwide, reported 2004 earnings from continuing operations of $375 million and sales of $5.79 billion - the 47th consecutive year annual sales have increased. In the 1990's, Lauder contributed significant capital to the refurbishment


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $109,000,000
                             GENERAL MOTORS BUILDING   TMA DSCR:    2.38x
                                                       TMA LTV:     43.27%
--------------------------------------------------------------------------------

   of its space, including the 40th floor, which houses the executive management offices, which was extravagantly decorated by Ms. Estee Lauder. In October 2012 there is a $10.00/sq. ft. rent step for the Estee Lauder space. After renewing its lease in July 2003, Estee Lauder's rent averages $91.29 over its lease term.

   GENERAL MOTORS CORPORATION (6.1% of NRA-Office; $68.26/sq. ft.; (S/M/F) BB / Baa3 / BB+; lease expires in 2010) (NYSE: GM) the third largest tenant at the property is one of the world's leading industrial firms, manufacturing and selling vehicles world-wide under the Chevrolet, Buick, Cadillac, Pontiac, Saab, Saturn and GMC brands. The property was originally built in 1968 as General Motors Corporation's worldwide headquarters and General Motors Corporation currently occupies three full floors of office space for their treasury office, legal, tax and operations, human resources and asset management. The world's largest automotive manufacturer with a 15% global market share, General Motors Corporation also produces products and provides services ranging from satellite and wireless communication to financial services. In 2003, General Motors Corporation sold nearly 8.6 million cars and trucks. The space was renovated in the mid-1990's with stained wood and glass accents. For the nine months ended March 31, 2005, revenues fell 4% to approximately $45.77 billion. Net loss totaled $1.1 billion versus an income of $1.21 billion.

Other prominent tenants at the property include Baron Capital ($105.20/sq. ft.), Forstmann Little & Co. ($115.00/sq. ft.), Icahn Associates ($103.20/sq. ft.), Thomas Lee Capital ($80.00/sq. ft.) and Perry Capital ($93.00/sq. ft.).


RETAIL:

   F.A.O. SCHWARZ (49.8% of NRA-Retail; $68.10/sq. ft.; lease expires in 2012) is one of the premier retail toy stores in the world. The F.A.O. Schwarz ("FAO") space benefits significantly from both tourism and its prime location within one of the world's prime retail shopping corridors. FAO, the building's fifth-largest tenant overall, is a specialty retailer of developmental, educational and fun products for infants and children via its FAO Schwarz and Right Start retail stores as well as through catalogs and the internet. FAO filed for Chapter 11 bankruptcy protection in January 2003 and re-emerged in April 2003. In December of 2003, FAO filed for bankruptcy again and in January 2004, D.E. Shaw & Co. agreed to pay $41 million in cash for the long-term lease in FAO's Las Vegas and New York stores, among other things. FAO's flagship retail store has been located at the property since November 1986 and reopened on Thanksgiving Day 2004.

   CBS TELEVISION STUDIOS (21.3% of NRA-Retail; $47.19/sq. ft. (S/M/F) A- / A3 / A-, lease expires in 2010) broadcasts "The Early Show" from the property. The CBS facilities include viewing areas along 59th Street and the plaza, as well as extensive TV production studios and a gourmet kitchen. The high profile nature of The Early Show brings additional pedestrian traffic to the already highly trafficked area. The studios are equipped with cutting edge technological equipment housed beneath the 30 foot ceilings. In addition to The Early Show, CBS, a wholly owned subsidiary of Viacom Inc., utilizes their space as television studios for its NFL studio broadcasts, talk shows and various soap opera productions. The estimated cost paid by the tenant for the build out of the space was between $35 and $40 million.

THE MARKET. The General Motors Building is one of the centerpieces within the heart of midtown Manhattan's prestigious Plaza District, occupying the entire city block bounded by Madison and Fifth Avenues and 58th and 59th Streets. This location is between many of New York's top residential and retail addresses and its midtown office district. The location of the General Motors Building places the property at a competitive advantage, both for the ground floor retail space and above ground office space. The amenities surrounding the property, which include top restaurants, hotels and retail such as The Four Seasons Hotel, The Plaza Hotel, Tiffany & Co., Bergdorf Goodman, and Saks Fifth Avenue are an attractive draw for prospective tenants. The building's ground floor retail space benefits from the high volume of pedestrian traffic which visits the building due to the property's location adjacent to Central Park and the CBS Morning Show's "window-watching" capacity, and its frontage along the retail Madison Avenue corridor.

The Plaza District has historically been one of the strongest subdistricts in Manhattan, consistently maintaining lower vacancy rates and higher rents than its competitive locales due to its premier location and high quality buildings. This combination of quality construction, tenant prestige, Central Park views, and location allow rents at the General Motors Building to receive a premium to its competition. According to REIS, the 54.8 million sq. ft. Plaza submarket, at the southern edge of Central Park, is the most expensive area in Manhattan, with an average asking rent of $57.28/sq. ft. per third quarter 2004. Reis reports concessions in the Plaza District average 3.4 months of free rent over the average lease term of 8.9 years and vacancy rates at 9.2%. Additionally, rents at the property have outpaced the general market by as much as $40.00 to $60.00/sq. ft., as recently exhibited by Perry Capital's execution of a lease for 74,061 sq. ft.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $109,000,000
                             GENERAL MOTORS BUILDING   TMA DSCR:    2.38x
                                                       TMA LTV:     43.27%
--------------------------------------------------------------------------------

on floors 19 and 20 with a term of 14-years and 5-months at an initial rate of $93.00/sq. ft. In addition, York Capital executed a lease for 35,537 sq. ft. at an initial rate of $95.00/sq. ft. Below is a schedule of recent leases signed at the property:

-------------------------------------------------------------------------------------------------------------------
                            RECENTLY EXECUTED LEASES
-------------------------------------------------------------------------------------------------------------------
 TENANT                      LEASE DATE        FLOORS              SF            EXPIRATION        LEASE RENT/SF
-------------------------------------------------------------------------------------------------------------------
 Perry Capital                8/1/2005         19 & 20           74,061           1/31/2020             $93.00
-------------------------------------------------------------------------------------------------------------------
 Bank of America              4/1/2005            7              36,137           3/31/2020             $87.00
-------------------------------------------------------------------------------------------------------------------
 York Capital                 2/1/2005           17              35,537           7/15/2015             $95.00
-------------------------------------------------------------------------------------------------------------------
 Estee Lauder                 1/1/2005           45              14,251           4/30/2006            $120.00
-------------------------------------------------------------------------------------------------------------------
 Icahn                        1/1/2005           46               9,184           5/31/2012            $100.00
-------------------------------------------------------------------------------------------------------------------
 Ruane Cuniff                 6/1/2004           47               6,150           5/31/2014            $110.00
-------------------------------------------------------------------------------------------------------------------

MADISON AVENUE AND FIFTH AVENUE RETAIL EXPANSION. On the Fifth Avenue side of the building, in the plaza area, the sponsors are building a modern glass cube that houses a spiral walkway and a circular platform elevator leading down to approximately 21,000 sq. ft. of sub-grade retail space. Apple Computer Inc. ("Apple") (NASD: "AAPL") has signed a letter of intent to occupy, for 10-years, this retail space with an initial base rent of $2.8 million per annum ($132.29/sq. ft.). Additionally, the letter of intent provides that Apple will pay percentage rent which is expected to generate additional income.

On the Madison Avenue side, the General Motors Building is set back from Madison Avenue significantly farther than zoning regulations require. The sponsors are developing 13,713 sq. ft. (inclusive of 2,885 sq. ft. of mezzanine space) of prime Madison Avenue retail space in this extra area. The average ground floor Madison Avenue retail market rate is expected to be approximately $700/sq. ft. and the mezzanine retail space is expected to command at least $100/sq. ft.

Construction has commenced on the 5th Avenue and Madison Avenue retail space and is expected to be complete by November/December of this year.

PROPERTY MANAGEMENT. Macklowe Management Co. Inc., an affiliate of the borrower.

CASH MANAGEMENT. The loan has been structured with an in-place cash management system.

RESERVES. At closing, the borrower deposited approximately $70.5 million in a tenant improvement and leasing commissions reserve ("TI/LC Reserve"), of which $42.5 million is specifically allocated to the Madison and Fifth Avenue retail expansion. The remaining $28 million is for additional tenant improvements and leasing commissions. Additionally, the borrower deposited approximately $16.2 million into a reserve ("NOI Support Reserve") to provide credit enhancement for the Perry Capital free rent period and rent associated with three vacant spaces with leases either out for signature or in various stages of negotiation. Each month, provided that there is no event of default (as such term is defined in the loan documents), a monthly increment (as specified in the loan documents) of the NOI Support Reserve, will be used to satisfy monthly payments due under the loan, with any excess amounts released to the borrower. Each year, the borrower is required to deposit $7 million into the NOI Support Reserve, until such time that the termination conditions (including termination of the Perry Capital free rent period and lease up of the vacant spaces above specified rent thresholds) have been satisfied, at which time any remaining funds in the NOI Support
Reserve will be remitted to the borrower and no future deposits will be required.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The First Mortgage loan consists of six pari passu A-Notes (two of which are trust fund assets) and a B-Note that was certificated and issued as investment grade securities in the COMM 2005-LP5 securitization. In addition, equity owners of the borrower incurred mezzanine debt from a Deutsche Bank affiliate, with an original aggregate balance of $300,000,000, secured by pledges of equity interests in the borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

RELEASE PROVISIONS. None.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $109,000,000
                             GENERAL MOTORS BUILDING   TMA DSCR:    2.38x
                                                       TMA LTV:     43.27%
--------------------------------------------------------------------------------


                   THE GENERAL MOTORS BUILDING CAPITALIZATION


                 ---------------    ----------------   |
                 $109 MILLION         $605 MILLION     |
                    SENIOR             PARI PASSU      |
                  COMPONENT               DEBT         |
                  LTV 43.3%            LTV 43.3%       |
                    RATED                RATED         |
                  (AA/A3/AA)           (AA/A3/AA)      |    To be sold in
                   (S/M/F)              (S/M/F)        |    conduit/fusion
                 ---------------    ----------------   |    securitizations
                                                       |
                 -----------------------------------   |
                          $86 MILLION                  |
                              B NOTE                   |
                            LTV 48.5%                  |
                       (Baa3 to BBB-)(M/F)             |
                 -----------------------------------


                 -----------------------------------   |
                           $300 MILLION                |
                          MEZZANINE DEBT               |    To be privately
                             LTV 66.7%                 |    placed
                 -----------------------------------   |


                 -----------------------------------
                           $20 MILLION
                            CASH EQUITY
                 -----------------------------------





This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET    TMA BALANCE: $109,000,000
                             GENERAL MOTORS BUILDING   TMA DSCR:    2.38x
                                                       TMA LTV:     43.27%
--------------------------------------------------------------------------------








                                 [MAP OMITTED]








This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $85,000,000
                                 LONGACRE HOUSE            DSCR:    1.42x
                                                           LTV:     76.58%
--------------------------------------------------------------------------------







                                [PHOTOS OMITTED]









This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $85,000,000
                                 LONGACRE HOUSE            DSCR:    1.42x
                                                           LTV:     76.58%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                GACC

 LOAN PURPOSE:               Refinance

 ORIGINAL BALANCE:           $85,000,000

 CUT-OFF BALANCE:            $85,000,000

 % BY INITIAL UPB:           3.72%

 INTEREST RATE:              4.9950%

 PAYMENT DATE:               1st of each month

 FIRST PAYMENT DATE:         September 1, 2005

 MATURITY DATE:              August 1, 2010

 AMORTIZATION:               Interest Only

 CALL PROTECTION:            Lockout  for 24 months  from  securitization  date,
                             then defeasance is permitted. On and after May 1, 2010, prepayment permitted without penalty.

 SPONSOR:                    Macklowe Properties

 BORROWER:                   Purcel Woodward and Ames, L.L.C.

 ADDITIONAL FINANCING:       None

 LOCKBOX:                    Hard

 INITIAL RESERVES:           None

 MONTHLY RESERVES:           Tax:          $344,018

                             Insurance:    $19,677

                             Replacement:  $5,005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 LOAN BALANCE / UNIT:        $290,102

 VALUE / UNIT:               $378,839.59

 LTV:                        76.58%

 BALLOON LTV:                76.58%

 DSCR:                       1.42x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET / PORTFOLIO:   Single Asset

 PROPERTY TYPE:              Class "A" multifamily

 COLLATERAL:                 Fee simple  interest  in a 26-story  293 unit Class
                             "A" multifamily project with retail component and a below grade parking garage with capacity for 63 vehicles.

 LOCATION:                   New York, NY

 YEAR BUILT / RENOVATED:     1997 / NA

 PROPERTY MANAGEMENT:        Macklowe Management Co. Inc. (a borrower affiliate)

 OCCUPANCY (AS OF
 6/30/2005):                 99.66%

 UNDERWRITTEN NET CASH FLOW: $6,125,349

 APPRAISED VALUE:            $111,000,000

 APPRAISAL DATE:             June 28, 2005
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                             UNIT DESCRIPTION
---------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE RENT             MARKET RENT
 UNIT TYPE                     NO. UNITS                SF/UNIT              (PER MONTH)           (PER MONTH)(1)
---------------------------------------------------------------------------------------------------------------------
 Studio                           62                      556                  $2,268                 $2,317
---------------------------------------------------------------------------------------------------------------------
 Junior-One                       16                      625                   2,386                  2,604
---------------------------------------------------------------------------------------------------------------------
 One Bedroom                      176                     681                   2,773                  2,838
---------------------------------------------------------------------------------------------------------------------
 Junior-Four                      16                     1,031                  3,536                  4,296
---------------------------------------------------------------------------------------------------------------------
 Two Bedroom                      23                     1,122                  4,384                  4,675
---------------------------------------------------------------------------------------------------------------------
 TOTAL/WA:                        293                     705                  $2,813                 $2,938
---------------------------------------------------------------------------------------------------------------------

(1) Calculated based on a straight average of the comparable market rent ranges on a weighted average for the number of units.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $85,000,000
                                 LONGACRE HOUSE            DSCR:    1.42x
                                                           LTV:     76.58%
--------------------------------------------------------------------------------

THE LONGACRE HOUSE LOAN

THE LOAN. The Longacre House loan is a five-year interest only loan secured by a first priority mortgage on the borrower's fee simple interest in a modern 26-story 293 unit Class "A" multifamily housing facility situated on the west side of Eighth Avenue between West 50th and 51st Street in Manhattan. Based on an appraised value of $111 million, the borrower has implied equity of $26 million in the property.

THE BORROWER. The borrower is a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by MACKLOWE PROPERTIES ("Macklowe"). Macklowe has over 30 years of commercial real estate investment and development experience, predominantly in New York City. Macklowe's investments include office and apartment properties, land assemblages, in addition to the conversion of industrial properties into loft buildings in Manhattan. Macklowe's substantial real estate portfolio includes interests in such prestigious assets as 777 Sixth Avenue, 515 East 72nd Street (River Terrace) and 420 East 54th Street (River Tower) as well as interests in 12 commercial properties leased to many high quality tenants at well known Manhattan addresses, including the General Motors Building, 125 West 55th Street, 540 Madison Avenue, 400 Madison Avenue and 610 Broadway. Macklowe is a repeat sponsor of a Deutsche Bank Borrower and one of the sponsors of the General Motors Building Loan, also an asset of the trust.

THE PROPERTY. The property is comprised of a 26-story apartment building with 293 units totaling 232,284 sq. ft., a 63-space parking garage and an above grade retail component comprised of 26,806 sq. ft. Macklowe developed and constructed the property in 1997. The property is currently 99.7% occupied with historical occupancy levels of at least 95.0%.

The property was constructed in 1997 and contains 62 studio units with an average of 556 sq. ft. of living space, 16 junior-one units with an average of 625 sq. ft. of living space, 176 one bedroom units with an average of 681 sq. ft. of living space, 16 junior-four units with an average of 1,031 sq. ft. of living space and 23 two bedroom units with an average of 1,122 sq. ft. of living space. All apartments feature hardwood, carpet and tile flooring, high-end General Electric appliances including refrigerator, stove, dishwasher, and microwave. Many of the units offer two exposures and some units have individual private terraces. Building amenities include a 24-hour doorman concierge, full-service laundry facilities, a 24-hour tenant only fitness center, sundeck, valet services, pre-wired DirecTV and cable TV, and high speed internet access. The 50th Street subway station is located within the building. The Longacre House's excellent location offers close proximity to Times Square, the Theatre District, Columbus Circle, the AOLTime Warner Center, Central Park, Rockefeller Center and the Midtown Office Market.

--------------------------------------------------------------------------------
                                 RETAIL TENANTS
--------------------------------------------------------------------------------
 TENANT                    NRSF      % NRSF     RENT/SQ. FT.    LEASE EXPIRATION
--------------------------------------------------------------------------------
 Rite Aid Corp.            8,758      3.8%         $67.00           3/15/2009
--------------------------------------------------------------------------------
 Blockbuster Corp.         3,800      1.6%         $68.00           4/15/2009
--------------------------------------------------------------------------------

The two major retail tenants at the property are Rite Aid and Blockbuster Video. Rite Aid is a retail drugstore that sells prescription drugs, in addition to nonprescription medications, health and beauty aids and cosmetics. Blockbuster Video provides in-home rental and retail movie and game entertainment. Rite Aid has two 5-year renewal options and Blockbuster Video has one 5-year renewal option. Other tenants at the building are 305 West 50th Garage LLC and Ocasio Valet.

THE MARKET. The property is located in the Midtown West neighborhood of Manhattan. The area is bordered by the Upper West Side to the north, and by Chelsea to the south. The eastern side of Midtown West adjoins the Midtown Office District, which is dominated by Rockefeller Center, Times Square and the Theatre District. According to REIS, in the first quarter 2005, the Manhattan residential market had an average asking rent of $2,291, whereas the average rental rate at the property is $2,813 per month, 22.8% above the average Manhattan residential market asking rent. The average multifamily vacancy rate in the first quarter of 2005 for New York City remained in the low 3.0% range, down from the 4.0% rate recorded in 2003. REIS reported 980 units of new supply delivered to the New York City market in the fourth quarter 2004, bringing the total annual delivery for 2004 to 2,360 units. The total absorption for the Manhattan residential market in 2004 was 3,119 units, a respectable number considering that condo/homeownership, which has recently been bolstered by low interest rates and a soft dollar, has been on the rise. Concessions in the New York market are virtually nonexistent, resulting in a narrow gap between ask and take prices.

The recent sale of The Aston, a luxury apartment tower in Manhattan, with a contract price of $195 million, believed to be the highest price ever paid for a residential building in the United States on a per-unit basis. It has been reported that Archstone-Smith, an Englewood, Colo. REIT, has agreed to pay about $800,000/unit for the 38-story tower at 800 Sixth Ave. at 27th Street, which results in a price of approximately $1,000/sq.ft. To illustrate the New York City market, below is a survey for the first quarter of 2005 of Manhattan Co-Op and Condo Sales, provided by Prudential Douglas Elliman.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $85,000,000
                                 LONGACRE HOUSE            DSCR:    1.42x
                                                           LTV:     76.58%
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                1Q 2005 - DOUGLAS ELLIMAN REPORT
-------------------------------------------------------------------------------------------------------------------
 MANHATTAN APARTMENT MARKET                 1Q2005            % CHANGE            4Q2004            % CHANGE
-------------------------------------------------------------------------------------------------------------------
 Average Sales Price                      $1,214,379             23.0%           $987,257                25.7%
-------------------------------------------------------------------------------------------------------------------
 Average Price per Sq. Ft.                      $910             16.7%               $780                28.0%
-------------------------------------------------------------------------------------------------------------------
 Median Sales Price                         $705,000             16.5%           $605,000                18.5%
-------------------------------------------------------------------------------------------------------------------
 Number of Sales                               2,028             -6.2%              2,161                 5.8%
-------------------------------------------------------------------------------------------------------------------
 Days on Market (From Last List Date)             94             -2.1%                 96                -4.1%
-------------------------------------------------------------------------------------------------------------------
 Listing Discount (From Last List Date)         1.40%                                1.50%
-------------------------------------------------------------------------------------------------------------------
 Listing Inventory                             4,327             10.3%              3,922                 0.7%
-------------------------------------------------------------------------------------------------------------------

In addition to its association with the theatre and the arts, the Midtown West location has emerged as one of Midtown's premier location for entertainment, finance, and business services. Times Square now boasts approximately 2.7 million sq. ft. occupied by entertainment, publishing and media firms, 1.7 million sq. ft. occupied by financial firms and 1.6 million sq. ft. occupied by law firms.

According to REIS, the Midtown West residential market area contains approximately 18,082 units and commands an average rent of $2,931 per month. As of the first quarter of 2005, the average rent per month at the property is 4.0% below the average rent per month for the Midtown West submarket. Recent additions to supply in the Midtown West submarket include a 24-unit, a 43-unit and a 45-unit building. The chart below shows sales information for comparable buildings.

------------------------------------------------------------------------------------------------------------------------
                           COMPARABLE APARTMENT SALES
------------------------------------------------------------------------------------------------------------------------
                                                                                                         OCCUPANCY AT
 PROPERTY LOCATION              DATE        SALE PRICE    YEAR BUILT    NO. OF UNITS    PRICE PER UNIT       SALE
------------------------------------------------------------------------------------------------------------------------
 71 Broadway                  Nov-2004      $99,700,000      1900            237           $420,675          95%+
------------------------------------------------------------------------------------------------------------------------
 Hudson Crossing              Jul-2004      $93,100,000      2003            258           $360,853          95%+
------------------------------------------------------------------------------------------------------------------------
 The Sonoma                   Feb-2004     $126,000,000      2001            254           $496,063          95%+
------------------------------------------------------------------------------------------------------------------------
 Theatre Row Tower            Nov-2003     $108,000,000      2001            264           $409,091          100%
------------------------------------------------------------------------------------------------------------------------
 The Chelsea                  Nov-2003      $93,000,000      1987            204           $455,882          100%
------------------------------------------------------------------------------------------------------------------------

Built in 1997 and supported by an occupancy rate of 99.7%, the Longacre House compares favorably to similar properties of its kind with a $290,102 price/unit.

PROPERTY MANAGEMENT. The property is managed by Macklowe Management Co. Inc. an affiliate of the borrower.

CASH MANAGEMENT. The loan has been structured with in-place cash management.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None permitted.


This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $85,000,000
                                 LONGACRE HOUSE            DSCR:    1.42x
                                                           LTV:     76.58%
--------------------------------------------------------------------------------








                                 [MAP OMITTED]
















This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $71,010,000
                          ONE COLORADO SHOPPING CENTER     DSCR:    1.33X
                                                           LTV:     64.55%
--------------------------------------------------------------------------------








                                [PHOTOS OMITTED]









This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $71,010,000
                          ONE COLORADO SHOPPING CENTER     DSCR:    1.33X
                                                           LTV:     64.55%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

 LOAN SELLER:                GMACCM

 LOAN PURPOSE:               Refinance

 ORIGINAL BALANCE:           $71,010,000

 CUT-OFF BALANCE:            $71,010,000

 % BY INITIAL UPB:           3.11%

 INTEREST RATE:              5.10%

 PAYMENT DATE:               1st of the month

 FIRST PAYMENT DATE:         September 1, 2005

 MATURITY DATE:              August 1, 2015

 AMORTIZATION:               Interest  only from  September  1, 2005 through and
                             including  August  1,  2007;  thereafter,   monthly
                             amortization on a 30-year schedule

 CALL PROTECTION:            Lockout  for 24 months  from  securitization  date,
                             then defeasance is permitted. On and after April 1, 2015, prepayment can be made without penalty.

 SPONSOR:                    David B. Friedman and Michael Katz

 BORROWER:                   One Colorado Investments LLC

 ADDITIONAL FINANCING:       None

 LOCKBOX:                    Hard

 INITIAL RESERVES:           Tax:           $246,765
                             Insurance:     $54,554

 MONTHLY RESERVES:           Tax:           $61,691
                             Replacement:   $3,258(1)
                             TI/LC:         $27,691(2)
--------------------------------------------------------------------------------
(1)  Replacement Reserves are capped at $78,000.

(2)  TI/LC Reserves are capped at $850,000.


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 LOAN BALANCE / SQ. FT.:     $272.47

 BALLOON BALANCE / SQ. FT.:  $236.36

 LTV:                        64.55%

 BALLOON LTV:                56.00%

 DSCR:                       1.33x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET / PORTFOLIO:   Single Asset

 PROPERTY TYPE:              Mixed use (Retail/Office)

 COLLATERAL:                 Fee Simple

 LOCATION:                   Pasadena, California

 YEAR BUILT / RENOVATED:     Late 1800's-early 1900's / 1992

 COLLATERAL SQ. FT.:         260,619

 PROPERTY MANAGEMENT:        Trident Group, Inc. (a borrower affiliate)

 OCCUPANCY (AS OF 7/1/05):   99.27%

 UNDERWRITTEN

 NET CASH FLOW:              $6,154,380

 APPRAISED VALUE:            $110,000,000

 APPRAISAL DATE:             May 2, 2005
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                       MAJOR TENANTS
-----------------------------------------------------------------------------------------------------------------------
                                                                         WEIGHTED AVG        LEASE         RATINGS
 TENANT                        NRSF          % NRSF         % GPR        RENT/SQ. FT.      EXPIRATION       (S/F/M)
-----------------------------------------------------------------------------------------------------------------------
 Crate and Barrel             44,518          17.08%        11.22%          $16.28           1/31/09           NR
-----------------------------------------------------------------------------------------------------------------------
 Laemmle's One Colorado       33,000          12.66          7.43            14.54          10/31/08           NR
-----------------------------------------------------------------------------------------------------------------------
 SW Bell Yellow Pages         19,650           7.54          7.09            23.32           7/31/09         A/A+/A2
-----------------------------------------------------------------------------------------------------------------------
 Il Fornaio(1)                15,975           6.13          3.46            13.98           1/20/13           NR
-----------------------------------------------------------------------------------------------------------------------
 The Gap                      15,279           5.86          5.99            25.32          11/30/07     BBB-/BBB-/Baa3
-----------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:     128,422          49.28%        35.17%          $17.70              -               -
-----------------------------------------------------------------------------------------------------------------------

(1)  12,500 sq. ft.expires January 12, 2013.




This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $71,010,000
                          ONE COLORADO SHOPPING CENTER     DSCR:    1.33X
                                                           LTV:     64.55%
--------------------------------------------------------------------------------

ONE COLORADO SHOPPING CENTER

THE LOAN. The One Colorado Shopping Center Loan is a ten year loan that provides for monthly payments of interest-only for the first two years and thereafter, for monthly payments of principal and interest. The loan is secured by a mortgage on the borrower's fee simple interest in retail and office buildings located in Pasadena, California.

THE BORROWER. The borrower is One Colorado Investments LLC, a special purpose, bankruptcy-remote entity, which is required under its loan documents to have an independent director and for which a non-consolidation opinion was obtained at closing, sponsored by David B. Friedman and Michael Katz.

THE PROPERTY. The property consists of nineteen retail and office buildings and a seven-level parking structure that also contains retail and office space. The property contains 260,619 NRSF located on two parcels of land totaling 2.9 acres. Improvements were initially constructed in the late 1800's-early 1900's and placed into its current use in 1985. In 1991-92, the subject was completely renovated and the buildings underwent comprehensive structural and seismic upgrades.

SIGNIFICANT TENANTS. As of July 1, 2005, the property was 99.27% occupied. The tenant mix is comprised of retail (50%); non-retail oriented office (22%), restaurant (11%) and Laemmle's theater (13%). Major retail tenants include The Gap, Armani Exchange, Crate & Barrel, J. Crew, and Victoria's Secret.

THE MARKET. According to the appraisal performed by Cushman & Wakefield of California on May 2, 2005 (the "Appraisal"), the property is located in the City of Pasadena in the Los Angeles-Long Beach Primary Metropolitan Statistical Area, more specifically, the retail section in the center of Old Town Pasadena. The Appraisal further noted that Pasadena comprises an established mix of residential communities with significant commercial development and that it is the home of the Rose Bowl, the Jet Propulsion Laboratory, California Institute of Technology and host of the annual Tournament of Roses Parade. According to the Appraisal, Old Pasadena retail rents range from $51 to $72/sq. ft. annually
(NNN) and office rents range from $24 to $28/sq. ft. annually. With respect to vacancy the Appraisal concluded that the retail vacancy rate for the Pasadena submarket is 1.7% and the office vacancy rate is 8.6%. The subject's current average retail rent is $31.60/sq. ft. which is less than the market rent stated in the Appraisal due to long term tenants with fixed rate rental agreements. The subject's current average office rent is $23.28/sq. ft.

PROPERTY MANAGEMENT. The property is managed by the Trident Group, Inc., an affiliate of the borrower.

CASH MANAGEMENT. Provided no event of default exists under the mortgage loan, the borrower has access to the funds deposited in the lockbox account. Upon the occurrence of an event of default under the mortgage loan, all funds deposited in the lockbox account are controlled by the lender.

RESERVES. At origination, the borrower made an initial deposit into a reserve account for payment of insurance premiums in the amount of $54,554 and for the payment of real estate taxes in the amount of $246,765. The mortgage loan requires the borrower to make monthly deposits into such reserve account in an amount equal to 1/12 of the estimated real estate taxes.

The mortgage loan requires the borrower to make monthly deposits for replacements into a replacement reserve account in an amount equal to $3,258 per month, but only to the extent that the funds in such account do not exceed $78,000. The mortgage loan also provides that based upon lender inspections of the property the lender may increase the monthly deposit amount into the replacement reserve account.

The mortgage loan requires the borrower to make monthly deposits into a reserve account for tenant improvements and leasing commissions in an amount equal to $27,691, but only to the extent that the funds in such account do not exceed $850,000.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET        BALANCE: $71,010,000
                          ONE COLORADO SHOPPING CENTER     DSCR:    1.33X
                                                           LTV:     64.55%
--------------------------------------------------------------------------------







                                 [MAP OMITTED]













This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $65,000,000
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA DSCR:    3.61x
                                                        TMA LTV:     52.84%
--------------------------------------------------------------------------------





                                [PHOTO OMITTED]
PORTOFINO BAY HOTEL







                                [PHOTO OMITTED]
HARD ROCK HOTEL







                                [PHOTO OMITTED]
ROYAL PACIFIC HOTEL





This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $65,000,000
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA DSCR:    3.61x
                                                        TMA LTV:     52.84%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                GACC

 LOAN PURPOSE:               Refinance

 ORIGINAL TMA BALANCE:       $65,000,000(1)

 CUT-OFF TMA BALANCE:        $65,000,000(1)

 % BY INITIAL UPB:           2.84%

 INTEREST RATE:              4.7250%

 SHADOW RATING (S/M):        BBB+/Baa3

 PAYMENT DATE:               1st of each month

 FIRST PAYMENT DATE:         August 1, 2005

 MATURITY DATE:              July 1, 2015

 AMORTIZATION:               Interest Only

 CALL PROTECTION:            Lockout   for  24   months   from   the   date   of
                             securitization of the last pari passu portion, then defeasance is permitted. On and after April 1, 2015, prepayment permitted on any payment date without penalty.

 SPONSOR: Loews Corporation (50%), NBC Universal (25%) and The Rank Group PLC (25%)

 BORROWER:                   UCF Hotel Venture

 PARI PASSU DEBT:            $335,000,000(1)

 B-NOTE BALANCE:             $50,000,000(1)

 LOCKBOX:                    None(2)

 INITIAL RESERVES:           None(3)

 MONTHLY RESERVES:           None(3)
--------------------------------------------------------------------------------

(1) The total financing amount of the Loews Universal Portfolio Loan is $450,000,000 (the "Whole Loan") consisting of five A-Notes totaling
     $400,000,000 ("Senior Loan") and two $25,000,000 pari passu B-Notes (the "B-Note"). The loan was co-originated by German American Capital
     Corporation and JPMorgan Chase Bank N.A. The $65,000,000 A-1 Note is included in the Trust. A $100,000,000 A-4 Note was included in the JPMCC 2005-CIBC12 trust. The B-Note was certificated and issued as part of the JPMCC 2005-CIBC12 trust.

(2) Upon the occurrence of: (i) an event of default (as such term is defined in the loan documents) or (ii) DSCR below 1.35x for two consecutive calendar quarters (each, a "Lockbox Event"), all funds are required to be deposited into a lender controlled account.

(3)  See "Reserves" below.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------

                                SENIOR               WHOLE
                                LOAN                 LOAN
                                -------------        -------------
 LOAN BALANCE:                  $400,000,000         $450,000,000

 LOAN BALANCE / KEY:            $166,666.67          $187,500.00

 LTV:                           52.84%               59.45%

 BALLOON LTV:                   52.84%               59.45%

 DSCR:                          3.61x                3.15x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET / PORTFOLIO:   Portfolio

 PROPERTY TYPE:              Full Service Resort Hotel

 COLLATERAL:                 Leasehold

 LOCATION:                   Orlando, Florida

 YEAR BUILT / RENOVATED:     Portofino Hotel     1999 / NA
                             Hard Rock Hotel     2001 / NA
                             Royal Pacific Hotel 2002 / NA

 NO. OF KEYS:                2,400

 PROPERTY MANAGEMENT:        Loews Orlando Operating  Company,  Inc. (a borrower
                             affiliate)

 OCCUPANCY (AS OF 05/31/05): 82.7%

 UNDERWRITTEN
 NET CASH FLOW:              $69,251,953

 APPRAISED VALUE:            $757,000,000

 APPRAISAL DATE:             April 1, 2005
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                PORTFOLIO SUMMARY
---------------------------------------------------------------------------------------------------------------
                                                              APPRAISED         ALLOCATED         ALLOCATED
                               KEYS          YEAR BUILT          VALUE          LOAN AMOUNT      AMOUNT/KEY(1)
---------------------------------------------------------------------------------------------------------------
 Portofino Bay Hotel             750            1999        $280,000,000       $26,288,889         $215,704
---------------------------------------------------------------------------------------------------------------
 Royal Pacific Hotel           1,000            2002         261,000,000        22,100,000          136,000
---------------------------------------------------------------------------------------------------------------
 Hard Rock Hotel                 650            2001         216,000,000        16,611,111          157,265
---------------------------------------------------------------------------------------------------------------
 TOTAL/WA:                     2,400                        $757,000,000       $65,000,000         $166,667
---------------------------------------------------------------------------------------------------------------

(1)  Based on Senior Loan amount.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $65,000,000
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA DSCR:    3.61x
                                                        TMA LTV:     52.84%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                        INDIVIDUAL PROPERTY HISTORICAL OPERATING STATISTICS
----------------------------------------------------------------------------------------------------------------------------------
 PROPERTY                              OCCUPANCY                             ADR                              REVPAR
----------------------------------------------------------------------------------------------------------------------------------
                              2003       2004       TTM(1)      2003        2004       TTM(1)      2003        2004      TTM(1)
----------------------------------------------------------------------------------------------------------------------------------
 Portofino Bay Hotel          73.9%       77.9%      78.8%     $196.66     $214.36     $223.51    $145.30     $167.02     $176.23
----------------------------------------------------------------------------------------------------------------------------------
 Royal Pacific Hotel          79.7        84.5       84.2       152.51      161.89      169.87     121.58      136.79      143.07
----------------------------------------------------------------------------------------------------------------------------------
 Hard Rock Hotel              80.9        84.1       85.0       186.28      206.20      215.64     150.70      173.47      183.20
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WA:                    78.2%       82.3%      82.7%     $175.00     $189.67     $198.57    $136.88     $156.17     $164.30
----------------------------------------------------------------------------------------------------------------------------------

(1)  Trailing 12 months numbers through May 31, 2005.

THE LOEWS UNIVERSAL PORTFOLIO LOAN

THE LOAN. The Loews Universal Portfolio loan is a 10-year, interest-only loan secured by a first priority mortgage on the borrower's leasehold interest in three full-service hotels (Portofino Bay, Hard Rock, and Royal Pacific) composed of 2,400 rooms. The Loews Universal Hotel Portfolio is located adjacent to the Universal Theme Park at Universal Orlando approximately nine miles southwest of downtown Orlando, Florida. Based on the appraised value of $757,000,000, there is $307,000,000 of implied equity in the property.

The loan was co-originated by German American Capital Corporation and JPMorgan Chase Bank, N.A. The $400 million senior A-Note is split into five pari passu notes. The $65 million A-1 note is included in the trust. The $100,000,000 A-4 Note and two $25,000,000 pari passu B-Notes were sold into the JPMCC 2005-CIBC12 trust.

THE BORROWER. The borrower is UCF Hotel Venture, a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The controlling equity owners of the borrower have an independent director. The borrower, UCF Hotel Venture, is a joint venture between LOEWS HOTEL GROUP (50%), NBC UNIVERSAL (25%), and THE RANK GROUP (25%).

Loews Hotels Group ("Loews") is a wholly-owned subsidiary of the Loews Corporation (NYSE: LTR; rated `'A" by S&P, `'Baa1" by Moody's, and `'A-" by Fitch). Headquartered in New York City, Loews offers distinctive hotels in most major markets in the United States and Canada. In addition to the property, Loews destinations include the cities of New York, Chicago, Denver, Los Angeles, Nashville, Philadelphia, Washington, D.C., Annapolis, New Orleans, Montreal, and Quebec City, as well as vacation destinations such as Miami Beach, Tucson, Arizona, St. Pete Beach, Florida and California's Coronado Island. Loews caters to discerning business and leisure travelers and is host to numerous business, political and industry association events. Loews is a repeat sponsor of a Deutsche Bank borrower.

NBC Universal is a media and entertainment company involved in the development, production, and marketing of entertainment, news and information. NBC Universal is 80% owned by General Electric Company ("GE"), with 20% controlled by Vivendi Universal Entertainment. (GE (NYSE: "GE") is rated "AAA" by S&P and "Aaa" by Moody's and Vivendi Universal Entertainment (NYSE:" V") is rated "BBB-" by S&P, "Baa3" by Moody's and "BBB" by Fitch). Formed in May 2004 through the merger of NBC and Vivendi Universal Entertainment, NBC Universal owns and operates a television network, a Spanish-language network, a portfolio of news and entertainment networks, a motion picture company, television production operations, a television station group, and various theme parks.

The Rank Group PLC ("Rank") (NASDAQ: RANK; URL: WWW.RANK.COM) is one of the United Kingdom's leading leisure & entertainment companies and an international provider of services to the film industry (Rank is rated "BBB-" by S&P, "Baa3" by Moody's and "BB+" by Fitch). Rank employs over 20,000 people worldwide, and has more than 3 million members in its United Kingdom gaming businesses. Rank's affiliated companies include Hard Rock Cafe International, Inc., Hard Rock Casinos, Deluxe Entertainment Services, Inc., Grosevenor Casinos, Rank Leisure Machine Services, and Mecca Bingo.

THE PROPERTY. The Loews Universal Hotel Portfolio loan is secured by the following three hotels, each located adjacent to the grounds of the Universal Studios theme park at Universal Orlando in the Orlando, Florida area:

   PORTOFINO BAY HOTEL - ($26.28 million allocated loan amount (40.4% of portfolio)) consists of a full service resort hotel with 750 rooms on six stories, located across from the Hard Rock Hotel (also part of the collateral) in Orlando, Florida. The layout and design of the Portofino Bay Hotel is inspired by the quaint Ligurian fishing village in Italy that became a coveted getaway for Europe's rich and famous. The focal point of the property is the piazza and the harbor. The Portofino Bay Hotel features a main building with three wings: the Villa wing, the East wing, and the West wing. The main building houses the lobby, guest registration, meeting space, and



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $65,000,000
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA DSCR:    3.61x
                                                        TMA LTV:     52.84%
--------------------------------------------------------------------------------

   administrative offices (the lobby's design provides a statement of the high quality and elegance of the entire resort by offering a memorable and inviting view of the landscape and waterscape) while the East, West and Villa wings contain only guestrooms. The property features eight restaurants and bars, spread out across the expansive property, and approximately 42,000 sq. ft. of meeting space located in the lobby and the first floor of the Portofino Bay Hotel. Hotel amenities include a business center, six food and beverage outlets, two outdoor swimming pools, one outdoor themed swimming pool, a 12,300 sq. ft. fitness center and full-service spa, upscale shops and a babysitting / children's camp. Recreational amenities include water taxi transportation, early admission to the theme park, Universal Express access to theme park attractions and priority seating at restaurants.

      GENERAL FACTS:
      AAA Rating: [][][][]
      Construction completed: September 1999
      Keys: 750, including 45 suites
      Meeting Space: 42,000 sq. ft.
      Restaurants & lounges: Eight

      AWARDS:

      o AAA Four Diamond Award

      o Meetings & Conventions Magazine 2001, 2002, & 2003 Golden Key Award (selected by meeting planners)

      o Corporate & Incentive Travel Magazine 2000, 2001, & 2002 Award of Excellence (selected by meeting planners)

      o Conde Nast Traveler 2001 & 2003 Gold List Issue, "World's Best Place To Stay"

      o Resorts & Great Hotels Connoisseur's Choice, the Connoisseur's Guide to the World's Best 2001

      o Zagat Survey - Rated "extraordinary" and tied for #1 in Central Florida for 2001 - 2004

   ROYAL PACIFIC HOTEL - ($22.10 million allocated loan amount (34.0% of portfolio)) consists of a convention resort hotel with 1,000 rooms in Orlando, Florida. The character of the Royal Pacific Hotel was inspired by the South Pacific islands charm during the golden age of travel, the 1930's, when island-hopping the South Pacific was an once-in-a-lifetime adventure. The layout of property features one, three-story (two-level) main building, attached to three, seven-story guestroom wings and one single-story convention center building. Hotel amenities include a full service business center, five food and beverage outlets, an activity center, a themed outdoor swimming pool with a sand beach, and a fitness center. The single-story convention center contains approximately 85,000 sq. ft. of meeting space and houses all meetings and functions. Guests also have access to the spa and fitness center located in the Portofino Bay Hotel.

      GENERAL FACTS:

      AAA Rating: [][][][]
      Construction completed: May 2002
      Total Keys: 1,000, including 51 suites
      Meeting Space: 85,000 sq. ft.

      Restaurants & lounges: Five in total, which include Emeril's Tchoup Chop, Emack & Bolio's and Wantilan Luau.

      AWARDS:

      o AAA Four Diamond Award

   HARD ROCK HOTEL - ($16.61 million allocated loan amount (25.6% of portfolio)) consists of a full service resort hotel with 650 rooms, designed in a "California Mission" architectural style in Orlando, Florida. The Hard Rock Hotel provides an ideal combination of "funk" and functionality, with lively music-filled areas, as well as Hard Rock memorabilia which includes over $1 million worth of rock `n' roll memorabilia displayed throughout the hotel. Upon entering the property, guests are faced with a lavish fountain made of 42 bronze Gibson and Fender guitars. The property consists of one main building structure spread out over six different wings. The Palm Restaurant is located north of the lobby area and the Hard Rock merchandise store is located just south of the concierge desk. Hotel amenities include five food and beverage outlets, two outdoor swimming pools with a 260 ft. pool slide and rentable cabanas, one outdoor themed swimming pool, luxury shops and children's center. Guests of the Hard Rock Hotel have access to the spa and fitness center located at the Portofino Bay Hotel.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $65,000,000
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA DSCR:    3.61x
                                                        TMA LTV:     52.84%
--------------------------------------------------------------------------------

      GENERAL FACTS:

      AAA Rating: [][][][]
      Construction completed: January 2001
      Total Keys: 650, including 29 suites

      Meeting Space: 6,000 sq. ft. and 140,000 sq. ft. at the Hard Rock Cafe and Hard Rock Live

      Restaurants & lounges:   Five, including the Palm Restaurant and Emack and
      Bolios

      AWARDS:
      o AAA Four Diamond Award
      o Conde Nast Traveler magazine's 2005 Gold List of "World's Best Places to Stay"

THE MARKET: The Portofino Bay Hotel, the Hard Rock Hotel, and the Royal Pacific Hotel are located adjacent to the Universal Theme Park at Universal Orlando in Orlando, Florida, approximately nine miles southwest of Downtown Orlando and northeast of Walt Disney World. In addition to the Universal Theme Park, the Orange County Convention Center and International Drive are demand generators in the area. The properties are accessible from a variety of local, county, state, and interstate highways, including Interstate 4, the Bee Line Expressway, International Drive, and the Florida Turnpike. Interstate 4 is a six-lane divided highway that traverses the State of Florida and can be accessed less than one mile west of the properties. The Bee Line Expressway, located three miles from the properties, serves as a link between Universal Orlando and the Walt Disney World attraction and the Orlando International Airport. The Universal Theme Park is located approximately two miles south of the junction of the Florida Turnpike and Interstate 4, a major intersection in the Orlando metropolitan area.

Over the past three decades, the Orlando market has consistently been one of the fastest growing metropolitan areas in the nation. Orlando's annual population growth has consistently outpaced national averages. Orlando, with a population of over 1.8 million, is among the 30 largest metropolitan areas in the nation. Below are stats on the Orlando MSA. Orlando is known as a major tourist destination due primarily to the Walt Disney World and Universal Studios theme parks. Universal Studios is the second largest tourist attraction in the Orlando metropolitan area and is only one component of an 838-acre master planned resort development, known as Universal Studios Escape. Over the past 10 years, the average annual compounded growth in attendance at Universal Orlando has been 5.4%, the highest growth over both a 10-year and five-year period in comparison to the top three tourist attractions in the Orlando market. In 2004, Universal Theme parks experienced 13 million in attendance.

Due to Orlando's status as an international tourist destination, fluctuations in tourist demand have historically affected the overall economic health of the area. Over the past decade, however, there has been a concerted effort to diversify the area's economy. Total visitor traffic has increased at an annual compounded growth rate of 4.7% per year from 1993 to 2003. The average household income in the Orlando metropolitan area is $61,000.

Following the events of September 11, 2001 the United States hospitality sector experienced a slowdown in 2002 and 2003. Orlando, an air travel dependent tourist destination, experienced declines in Revenue Per Available Room ("RevPAR") in 2002 into 2003. As a result of this slowdown, the construction of new properties slowed to historic lows in Orlando. With the recovery of the United States economy in 2004 and increased domestic and international travel to destinations such as Orlando, hotel performance rebounded in 2004. According to Smith Travel Research, average RevPAR for hotels in Orlando was up 17.0% in 2004 as compared to 2003 levels (the properties experience as 16.8% increase over the same period). The growth trend continued in 2005, with RevPAR increasing 10.9% for the first five months of the year as compared to the same period in 2004. The Loews Universal Hotel Portfolio properties experienced an 11.7% increase in RevPAR in the first five months of 2005 compared with the same period in 2004 with net operating income increasing 9.6%.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $65,000,000
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA DSCR:    3.61x
                                                        TMA LTV:     52.84%
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. Loews Orlando Operating Company, Inc., an affiliate of the borrower.

CASH MANAGEMENT. The loan has been structured with springing cash management upon the occurrence of a Lockbox Event.

RESERVES. During the continuation of a Lockbox Event, monthly reserves will be collected for: (i) taxes and insurance, (ii) debt service, (iii) FF&E, (iv) ground lease payment, (v) management fee, and (vi) fees due under the Hard Rock license agreement.

CURRENT MEZZANINE OR SUBORDINATE DEBT. The First Mortgage loan consists of five pari passu A-Notes (one of which is a trust fund asset) and a B-Note in the amount of $50,000,000 that was certificated and issued as securities in the JPMCC 2005-CIBC12 securitization.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Sponsors of the borrower are permitted to incur mezzanine indebtedness in an amount not to exceed $50,000,000 subject to certain conditions in the loan documents that include, but are not limited to: (i) the DSCR of the total combined debt shall be greater than or equal to 110% of the DSCR as of the closing date of the loan and (ii) the LTV ratio for the total combined debt is not greater than 55% of the LTV as determined by a new appraisal obtained by the lender.

PARTIAL RELEASE PROVISIONS. The loan documents permit the partial defeasance and release of each of the three individual hotel properties upon the payment of a release price equal to 110% of the allocated loan amount for such hotel property (based on the Whole Loan) and the satisfaction of conditions specified in the loan documents.

GROUND LEASES. The collateral for the loan consists primarily of the borrower's leasehold interest in the three hotel properties. The ground leases expire June 12, 2098 and contain standard lender protections.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET      TMA BALANCE: $65,000,000
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA DSCR:    3.61x
                                                        TMA LTV:     52.84%
--------------------------------------------------------------------------------








                                 [MAP OMITTED]












This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $56,000,000
                                TROPICANA CENTER            DSCR:    1.20x
                                                            LTV:     78.79%
--------------------------------------------------------------------------------








                                [PHOTOS OMITTED]











This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $56,000,000
                                TROPICANA CENTER            DSCR:    1.20x
                                                            LTV:     78.79%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                GACC

 LOAN PURPOSE:               Acquisition

 ORIGINAL BALANCE:           $56,000,000

 CUT-OFF BALANCE:            $56,000,000

 % BY INITIAL UPB:           2.45%

 INTEREST RATE:              5.0200%

 PAYMENT DATE:               1st of each month

 FIRST PAYMENT DATE:         August 1, 2005

 MATURITY DATE:              July 1, 2015

 AMORTIZATION:               Interest only for the initial 36 months of the term
                             and 30-year amortization thereafter.

 CALL PROTECTION:            Lockout  for 24 months  from  securitization  date,
                             then defeasance is permitted. On and After April 1, 2015, prepayment permitted without penalty.

 SPONSOR:                    Arman and Mark Gabay

 BORROWER:                   Tropec, LLC

 ADDITIONAL FINANCING:       None

 LOCKBOX:                    Soft

 INITIAL RESERVES(1):        Tax:           $198,867
                             Insurance:     $22,310
                             Deferred
                             Maintenance:   $12,500
                             Performance
                             Reserve:       $4,000,000
                             Escrow
                             Agreement
                             Reserve:       $300,000

 MONTHLY RESERVES(1):        Tax:           $33,145
                             Insurance:     $5,578
                             Replacement:   $9,635
                             TI/LC:         $25,531
--------------------------------------------------------------------------------
(1)  See "Escrows" herein.


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 LOAN BALANCE / SQ. FT.:     $96.88

 BALLOON BALANCE / SQ. FT.:  $85.79

 LTV(2):                     78.79%

 BALLOON LTV(2):             69.08%

 DSCR(2):                    1.20x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET / PORTFOLIO:   Single Asset

 PROPERTY TYPE:              Retail

 COLLATERAL:                 Fee Simple

 LOCATION:                   Las Vegas, NV

 YEAR BUILT / RENOVATED:     1991 / NAP

 COLLATERAL SQ. FT:          578,051

 PROPERTY MANAGEMENT:        Excel Property Management Services Inc. (a borrower
                             affiliate)

 OVERALL MALL OCCUPANCY
 (AS OF 04/30/05):           89.93%

 UNDERWRITTEN

 NET CASH FLOW:              $4,039,442

 APPRAISED VALUE:            $66,000,000

 APPRAISED LAND VALUE:       $42,000,000 ($72.65/sq. ft.)

 APPRAISAL DATE:             March 23, 2005
--------------------------------------------------------------------------------
(2) LTV and DSCR are calculated net of the performance reserve amount. In addition, DSCR is calculated based on 30-year amortization. Including the performance reserve amount, the DSCR is 1.12x, and based on the "As-Is" appraised value, the LTV ratio is 84.85%, and the Balloon LTV ratio is 75.14%, however, based on the "As Stabilized" appraised value, the LTV ratio is 80.00% and the Balloon LTV ratio is 70.84%.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $56,000,000
                                TROPICANA CENTER            DSCR:    1.20x
                                                            LTV:     78.79%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                         ANCHOR TENANTS
----------------------------------------------------------------------------------------------------------------------------
                                           % OF TOTAL                             RATINGS          2004            2004
 TENANTS                       SF             NRSF          LEASE EXPIRATION     (S/M/F)(1)     TOTAL SALES      SALES PSF
----------------------------------------------------------------------------------------------------------------------------
 Sams Wholesale Club         133,764          23.14%            5/26/2011         AA/Aa2/AA      $80,000,000       $598.07
----------------------------------------------------------------------------------------------------------------------------
 Wal-Mart(2)                 120,363          20.82             1/28/2011         AA/Aa2/AA       71,000,000       589.88
----------------------------------------------------------------------------------------------------------------------------
 TOTAL/WA:                   254,127          43.96%                                            $151,000,000       $594.19
----------------------------------------------------------------------------------------------------------------------------

(1) Credit ratings are of the parent company whether or not the parent guarantees the lease or not.

(2) Wal-Mart has indicated that it is considering "going dark" in July 2006. The Wal-Mart space is suitable for other "big box" tenants. The borrower has had discussions with Kohl's and Lowe's regarding leasing this space if Wal-Mart vacates.

-------------------------------------------------------------------------------------------------------------------------
                                                 MAJOR IN-LINE TENANTS
-------------------------------------------------------------------------------------------------------------------------
 TENANTS                                         SF          % OF TOTAL MALL SF      NET RENT PSF       LEASE EXPIRATION
-------------------------------------------------------------------------------------------------------------------------
 Floors N More                                 49,726                  8.60%               $10.60            4/13/2011
-------------------------------------------------------------------------------------------------------------------------
 Newflower Market, Inc                         40,020                  6.92                  9.00            7/7/2014
-------------------------------------------------------------------------------------------------------------------------
 Shelpers, Inc.                                23,188                  4.01                 11.48           10/31/2007
-------------------------------------------------------------------------------------------------------------------------
 TVI, Inc.                                     22,511                  3.89                  8.50            3/3/2009
-------------------------------------------------------------------------------------------------------------------------
 Office Club Store (Office Depot)              21,027                  3.64                 11.07           12/31/2006
-------------------------------------------------------------------------------------------------------------------------
 Musician Friend Trust: Guitar Centre          20,000                  3.46                 13.00           10/31/2007
-------------------------------------------------------------------------------------------------------------------------
 TOTAL/WA:                                    176,472                 30.53%               $10.41
-------------------------------------------------------------------------------------------------------------------------

THE TROPICANA CENTER LOAN

THE LOAN. The Tropicana Center loan is a 10-year fixed rate loan secured by a first priority mortgage on the borrower's fee simple interest in a 578,051 sq. ft. anchored regional mall located in Las Vegas, Nevada, approximately two miles east of McCarran International Airport and four miles east of the Las Vegas strip. The loan is structured with interest only payments for the first three years of the loan and thereafter amortizes on a 30-year schedule. The borrower has $6,620,000 of cash equity in the loan, in addition, based on the appraised value of $66,000,000, the borrower has implied equity of $10,000,000 in the property. In addition, according to the CB Richard Ellis, the value of the land is $42,000,000 (75% of the gross loan amount of $56,000,000 and 81% of the net loan amount of $52,000,000).

THE BORROWER. The borrower is Tropec, LLC, a single-purpose, bankruptcy-remote entity with an independent director, for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by ARMAN and MARK GABAY (the "Gabays"). The Gabays have combined commercial real estate holdings of over 54 properties (approximately 2 million sq. ft.), including: 32 retail/single tenant buildings, 8 office buildings, 3 mixed use buildings and 11 properties that are land and/or currently under development. A vast majority of the properties are located in the western United States, and all of the properties owned by the Gabays are managed by an affiliated management company, Excel Property Management Services, Inc. As of December 31, 2004, the Gabays had a combined net worth of $432.5 million including liquidity of $4.13 million. The Gabays are repeat sponsors of a Deutsche Bank borrower.

THE PROPERTY. Tropicana Center, a 578,051 sq. ft. community power center, is located at the southeast corner of Tropicana Avenue and Pecos Road, a prominent, highly trafficked location (combined traffic count in excess of 60,000 vehicles per day) in a highly developed suburban area of Las Vegas, Nevada. Constructed in 1991, the property contains 13 buildings on 59.5 acres. In addition, there are two vacant pad sites that have frontage along Pecos Road and a third and fourth vacant pad site are interior sites that face Tropicana Avenue, which are a part of the collateral. Sam's Wholesale Club is planning to develop a gasoline station/car wash on the largest of the pad sites (a one-acre site facing Tropicana Avenue) and has signed a letter of intent for which they have agreed to pay $83,000 per year in ground rent for a five year term with six 5-year renewal options.

The construction components consist of masonry block construction on concrete slab foundations. Exterior walls are a combination of concrete block, wood, and stucco. The interior finish is typical standard retail showroom finish and is commensurate with competitors in the area. Security for the center includes 24-hour manned surveillance, automated entry door controls with card readers, and exterior lighting. Parking is provided for 3,306 vehicles, a ratio of 5 spaces per 1,000 sq. ft. of net rentable area.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $56,000,000
                                TROPICANA CENTER            DSCR:    1.20x
                                                            LTV:     78.79%
--------------------------------------------------------------------------------

SIGNIFICANT TENANTS. The property is 89.93% occupied as of the April 2005 rent roll. In total, there is 254,127 sq. ft. of anchor space, 197,033 sq. ft. of major tenant space, and 126,891 sq. ft. of smaller/in-line tenant space.

   SAM'S WHOLESALE CLUB: (133,764 sq. ft.; 23.1% of NRA; 12.1% of GPR) is owned by Wal-Mart Stores, Inc. (NYSE: WMT). Wal-Mart Stores, Inc. operates retail stores in various formats around the world. It organizes its business into three segments: Wal-Mart Stores, Sam's Club and International. The Sam's Club segment consists of membership warehouse clubs. As of January 31, 2004, Wal-Mart, Inc. operated 1,478 Discount Stores, 1,471 Supercenters, 538 Sam's Club stores and 64 Neighborhood Markets. For the fiscal year ended 1/31/05, revenues rose 11% to $287.99 billion. Net income from continuing operations rose 16% to $10.27 billion.

   WAL-MART STORES, INC.: (120,363 sq. ft.; 20.8% of NRA; 10.9% of GPR) operates retail stores in various formats around the world. Wal-Mart has indicated that it is considering "going dark" in July 2006. At closing, the borrower posted a letter of credit in the amount of $4,000,000, which will be released/reduced when, among other conditions, the borrower has re-tenanted the Wal-Mart space.

   FLOORS `N MORE: (d/b/a Carpets `N More) occupies two spaces, a Floors `N More store of 49,726 sq. ft. and a 6,000 sq. ft. design pavilion (total of 55,726 sq. ft.; 9.6% of NRA; 9.7% of GPR). Floors `N More is a United States flooring dealer/retailer that has been in business since 1998. The store sells floors including athletic surfaces and carpeting, as well as flooring accessories.

   NEWFLOWER MARKET, INC.: (40,020 sq. ft.; 6.9% of NRA; 5.8% of GPR) operates Sunflower Market supermarkets. At present, there are 10 Sunflower Market stores located in the metropolitan Phoenix, Tucson, Denver, Albuquerque, Fort Collins and Las Vegas. The Sunflower motto is: "Better-than-supermarket quality at better-than-supermarket prices". The company is growing and continues to search for new sites in the southwest United States.

No other tenant occupies more than 5% of the property.

THE MARKET. Las Vegas, the County Seat for Clark County, is located in the southern portion of Nevada. New residents continue to migrate to the Las Vegas area at a rate of approximately 5,600 people per month (net) increasing the current population to over 1.5 million. This reflects an increase of 85.55% from 1990 to 2000. The economic base of Las Vegas consists of the tourist industry, service industry, military-base, governmental and municipal agencies, and mining and manufacturing. The job market has been able to keep pace with the influx of new residents with the unemployment rate averaging approximately 4% since 1997. As of November 2004, the unemployment rate for Las Vegas was 4.6%, which compares favorably to the national rate of approximately 5.6%. As of year-end 2004, the population within a 3-mile radius of the property was 165,714. In addition within a 3-mile radius, there were 68,970 households, and the average household income was $48,074. Household and population figures have grown 6.8% and 7.1% from 2000 figures of 64,599 and 154,752, respectively. By 2009, households are projected to grow an additional 9.5% to 75,485, and the population is projected to grow another 10.3% to 182,853.

The property is located just two miles east of McCarran International Airport, two miles west of Interstate 515, four miles east of the Las Vegas Strip, and 10 miles southeast of the Las Vegas central business district. As of the end of the fourth quarter 2004, the Las Vegas retail market had an overall occupancy rate of 96.2%, the property's sub-market had an overall occupancy rate of 97.2% and the appraiser-identified six shopping center properties deemed comparable to Tropicana Center had an overall average occupancy rate of 94.6% (see below). The property is the largest power center property within a three-mile radius, and there is limited vacant land in the immediate area. The majority of the competitive centers are comprised of smaller Class B and C properties with considerably less appeal than the Tropicana Center. Furthermore, over the past 11 years (1994 through 2004), a comparison of fourth quarter retail occupancy statistics for Las Vegas reveals the average retail occupancy rate was 95.93%. Within the property`s sub-market, the overall average 11-year occupancy rate was 95.61%.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $56,000,000
                                TROPICANA CENTER            DSCR:    1.20x
                                                            LTV:     78.79%
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
       PROPERTY                        QUOTED RENTAL RATE PSF           OCCUPANCY             DISTANCE FROM SUBJECT
----------------------------------------------------------------------------------------------------------------------
 Green Valley Town Center 1,2,3           $15.00 to $25.00                97%                  3.7 miles southeast
----------------------------------------------------------------------------------------------------------------------
 Montecito Crossing                       $24.00 to $33.00                84%                  24 miles northwest
----------------------------------------------------------------------------------------------------------------------
 Nellis Crossing                          $16.20 to $18.00                92%                  8.9 miles northeast
----------------------------------------------------------------------------------------------------------------------
 Rainbow Promenade                             $30.00                    100%                 16.5 miles northwest
----------------------------------------------------------------------------------------------------------------------
 Renaissance III                           $18.00 to 24.00                94%                    1.7 miles north
----------------------------------------------------------------------------------------------------------------------
 Tropicana Beltway                        $21.00 to $30.00                98%                     11 miles west
----------------------------------------------------------------------------------------------------------------------

PROPERTY MANAGEMENT. Tropicana Center is managed by Excel Property Management Services, Inc., an affiliate of the borrower.

CASH MANAGEMENT. The loan has been structured with springing cash management system upon the occurrence of a Wal-Mart Sweep Event (as defined below) or upon the occurrence of, or after notice from the lender of, certain events of default (as specified in the loan documents). The cash management period will continue
(i) in connection with a Wal-Mart Sweep Event, until Wal-Mart renews or affirms its lease under terms reasonably acceptable to lender, or until a replacement tenant or tenants acceptable to lender takes occupancy of the space, is open for business and is paying rent and (ii) in connection with an event of default, until the date that is 60 days after the event of default has been cured. A "Wal-Mart Sweep Event" will occur if Wal-Mart (i) terminates the lease prior to its expiration or is in default under the lease, (ii) gives notice of its intent to vacate the premises as of the expiration of its lease, (iii) does not give notice of its intent to exercise a renewal option under its lease, (iv) "goes dark" or ceases business operations at the property, or (v) declares bankruptcy, or becomes insolvent or is unable to pay its creditors.

RESERVES. At loan closing, a $4,000,000 performance reserve was established which was funded by the borrower with a letter of credit (the "Earnout Amount"). The Earnout Amount may be reduced (in whole or in part) periodically during the first four years of the loan term provided certain conditions are met including the following: (i) no event of default exists; (ii) the total loan-to-cost ratio does not exceed 87%; (iii) the property maintains an occupancy of at least 80%; and (iv) the borrower has re-leased the Wal-Mart space to a satisfactory tenant (or tenants) under terms acceptable to lender and such tenant is in occupancy, operating its business and paying rent (the "Wal-Mart Retenanting Condition"). Provided the foregoing conditions are satisfied, the Earnout Amount may be reduced periodically in amounts that would cause the property to achieve a minimum DSCR of 1.20x based upon rents in place annualized, and the greater of underwritten or trailing 12-month expenses. Any remaining Earnout Amount not released within the first four years of the loan term will, at borrower's option, either be held by lender as additional collateral or be applied towards the purchase of defeasance collateral to be used to satisfy a portion of the borrower's monthly and maturity date obligations under the loan, with all applicable defeasance costs at borrower's expense. The loan has also been structured with escrows for taxes and insurance and with reserves for replacements and TI/LC. Provided (1) the property maintains a minimum occupancy of 80% and a minimum DSCR of 1.15x and (2) the Wal-Mart Retenanting Condition is satisfied, the TI/LC Reserve will be capped at (a) $500,000, if Sams Club extends its lease through 2016 or (b) $1.3 million, if Sams Club does not extend its lease. Replacements reserves will be capped at $346,860 if no event of default exists and the property is being adequately maintained.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Mezzanine debt is permitted, subject to the satisfaction of certain conditions, including the following: (i) the security granted in connection with such mezzanine debt is limited to a pledge of the membership interests in the borrower; (ii) the combined debt LTV ratio must not be greater than 80%; (iii) the combined debt DSCR must be at least 1.25x on the gross loan amount(including the performance reserve amount);
(iv) the lender of the mezzanine debt must execute and deliver an intercreditor and standstill agreement acceptable to lender and the rating agencies; (v) the mezzanine debt must be subordinate in all respects to the Tropicana Center loan;
(vi) the mezzanine debt may not be cross-collateralized or cross-defaulted with any other properties or loans and (vii) the terms and conditions of the mezzanine debt must be acceptable to lender and the applicable rating agencies.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $56,000,000
                                TROPICANA CENTER            DSCR:    1.20x
                                                            LTV:     78.79%
--------------------------------------------------------------------------------







                                 [MAP OMITTED]








This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $52,000,000
                               MACARTHUR PORTFOLIO          DSCR:    1.23x
                                                            LTV:     59.23%
--------------------------------------------------------------------------------







                                [PHOTOS OMITTED]









This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $52,000,000
                               MACARTHUR PORTFOLIO          DSCR:    1.23x
                                                            LTV:     59.23%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

 LOAN SELLER:                GMACCM

 LOAN PURPOSE:               Refinance

 ORIGINAL BALANCE:           $52,000,000

 CUT-OFF BALANCE:            $52,000,000

 % BY INITIAL UPB:           2.28%

 INTEREST RATE:              5.87%

 PAYMENT DATE:               1st of the month

 FIRST PAYMENT DATE:         September 1, 2005

 MATURITY DATE:              August 1, 2020

 AMORTIZATION:               Interest  only from  September  1, 2005 through and
                             including  August  1,  2007;  thereafter,   monthly
                             amortization on a 30-year schedule.

 CALL PROTECTION:            Lockout  for 24 months  from  securitization  date,
                             then defeasance is permitted. On and after April 1, 2020, prepayment can be made without penalty.

 SPONSOR:                    Antony Contomichalos

 BORROWER:                   MacArthur Properties, LLC

 ADDITIONAL FINANCING:       None

 LOCKBOX:                    Hard

 INITIAL RESERVES:           Tax:           $297,671
                             Insurance:     $12,814
                             TI/LC:         $256,000

 MONTHLY RESERVES:           Tax:           $148,836
                             TI/LC:         $10,647(1)
--------------------------------------------------------------------------------
(1) As long as at least $256,000 is on deposit in the TI/LC account, monthly deposits to the TI/LC account are not required if the DSCR is equal to or greater than 1.05x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 LOAN BALANCE / SQ. FT.:     $759.89

 BALLOON BALANCE / SQ. FT.:  $590.77

 LTV:                        59.23%

 BALLOON LTV:                46.04%

 DSCR:                       1.23x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET / PORTFOLIO:   Portfolio

 PROPERTY TYPE:              Retail/Office

 COLLATERAL:                 Fee Simple

 LOCATION:                   New York, New York

 YEAR BUILT / RENOVATED:     1931-1963 / NA

 COLLATERAL SQ. FT.:         68,431

 PROPERTY MANAGEMENT:        MacArthur Management Corp. (a borrower affiliate)

 OCCUPANCY (AS OF 6/1/05):   93.04%

 UNDERWRITTEN

 NET CASH FLOW:              $4,519,579

 APPRAISED VALUE:            $87,800,000

 APPRAISAL DATE:             May 10, 2005
--------------------------------------------------------------------------------






This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $52,000,000
                               MACARTHUR PORTFOLIO          DSCR:    1.23x
                                                            LTV:     59.23%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                  MAJOR TENANTS
------------------------------------------------------------------------------------------------------------------------------
                                                                               WEIGHTED AVG         LEASE          RATINGS
 TENANT                          NRSF        % NRSF             % GPR          RENT/SQ. FT.       EXPIRATION        (S/F/M)
------------------------------------------------------------------------------------------------------------------------------
 CVS Center, Inc.               6,478           9.47%              9.40%            $ 98.78         1/31/07        A-/A-/A3
------------------------------------------------------------------------------------------------------------------------------
 Silver Tower Supermarket       4,358           6.37               1.83               28.55         7/31/10           NR
------------------------------------------------------------------------------------------------------------------------------
 Herbert Street, LLC            3,957           5.78               4.39               75.44         6/30/18           NR
------------------------------------------------------------------------------------------------------------------------------
 Gianninoto Associates, Inc.    3,496           5.11               1.81               35.18         9/30/07           NR
------------------------------------------------------------------------------------------------------------------------------
 Spartis Power, Inc.            2,762           4.04               5.11              126.00         2/28/07           NR
------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:       21,051          30.76%             22.53%            $ 72.86            -               -
------------------------------------------------------------------------------------------------------------------------------







This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $52,000,000
                               MACARTHUR PORTFOLIO          DSCR:    1.23x
                                                            LTV:     59.23%
--------------------------------------------------------------------------------

MACARTHUR PORTFOLIO

THE LOAN. The MacArthur Portfolio Loan is a fifteen year loan that provides for monthly payments of interest-only for the first two years and, thereafter, for monthly payments of principal and interest. The loan is secured by a mortgage on the borrower's fee interest in seven properties consisting of 68,431 sq. ft. of retail and office units located in New York, New York. With respect to all of the properties, the borrower has a fee simple interest in one or more condominium units.

THE BORROWER. The borrower is MacArthur Properties, LLC, a special purpose, bankruptcy-remote entity, which is required under its loan documents to have an independent director and for which a non-consolidation opinion was obtained at closing, sponsored by Antony Contomichalos.

THE PROPERTY. The property consists of condominium interests of 68,431 sq. ft. of grade level retail and second floor professional office units within 7 larger residential or commercial buildings built between 1931 and 1963. The property includes the condominium interests within larger properties at the following addresses: 135 East 54th Street, 233 East 69th Street, 301 East 69th Street, 233 East 70th Street, 305 East 72nd Street, 205 East 78th Street in the Borough of Manhattan and 125-10 Queens Boulevard in the Borough of Queens. 135 East 54th Street also includes an 8,323 sq. ft. of professional tenant space on the second floor of the building.


-----------------------------------------------------------------------------------------
                                                              PHYSICAL OCCUPANCY AS OF
        PROPERTY                          SQUARE FEET               JUNE 1, 2005
-----------------------------------------------------------------------------------------
 135 East 54th Street
-----------------------------------------------------------------------------------------
   Retail                                   9,089                         86.26%
-----------------------------------------------------------------------------------------
   Professional                             8,323                        100
-----------------------------------------------------------------------------------------
   Total                                   17,412                         92.83
-----------------------------------------------------------------------------------------
 233 East 69th Street                       5,681                        100
-----------------------------------------------------------------------------------------
 301 East 69th Street                       7,798                        100
-----------------------------------------------------------------------------------------
 233 East 70th Street                       3,431                        100
-----------------------------------------------------------------------------------------
 305 East 72nd Street                      12,163                        100
-----------------------------------------------------------------------------------------
 205 East 78th Street                       7,466                        100
-----------------------------------------------------------------------------------------
 125-10 Queens Boulevard                   14,480                         75.72
-----------------------------------------------------------------------------------------
 TOTAL  (PORTFOLIO)                        68,431                         93.04%
-----------------------------------------------------------------------------------------

SIGNIFICANT TENANTS. The tenant mix at the property is comprised of local and national retail businesses, including CVS (a tenant at the property located at 305 East 72nd Street), Blimpies (a tenant at the property located at 125-10 Queens Boulevard), Subway (a tenant at the property located at 135 East 54th Street), Hollywood Tanning Systems (a tenant at the property located at 301 East 69th Street), KFC (a tenant at the property located at 305 East 72nd Street), and UPS Store (a tenant at the property located at 125-10 Queens Boulevard). Other tenants represent a mix of retail uses such as hardware stores, wireless product shops, shoe shops, bakery, dry-cleaners, and convenience stores.

THE MARKET. According to the appraisals conducted by Metropolitan Valuation Services in May 2005 (the "Appraisal"), all seven properties are located in New York, New York. Six of the seven properties are located in the Borough of Manhattan with the other property in the Borough of Queens.

According to the Appraisal five of the six properties located in Manhattan are located in the East Side submarket of Manhattan and the remaining property located in Manhattan is in the Plaza District submarket of the Midtown section of Manhattan. The Appraisal states that East Side and Midtown retail rents rose by 4% and 2% to $160/sq. ft. and $132/sq. ft. respectively. In addition the Appraisal also noted that in the East Side submarket, stores with less than 1,000 sq. ft. saw a 28% increase in average asking rent to $190/sq. ft. and overall the submarket has witnessed an 18.3% increase in the number of stores from March 2004 to March 2005.




This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $52,000,000
                               MACARTHUR PORTFOLIO          DSCR:    1.23x
                                                            LTV:     59.23%
--------------------------------------------------------------------------------

The property located at 125-10 Queens Boulevard is situated in the Kew Gardens section of the Borough of Queens. The Appraisal determined that the retail market in which the Queens property is located exhibits strong occupancy, with vacancy between 3% and 5% and average rent of $55.71/sq. ft.. The current retail rents at the properties are determined to be at below market levels based on the aforementioned information.

LOCKBOX/CASH MANAGEMENT. Provided no event of default exists under the mortgage loan, the borrower has access to the funds deposited in the lockbox account. Upon the occurrence of an event of default under the mortgage loan, all funds deposited in the lockbox account are controlled by the lender.

PROPERTY MANAGEMENT. The property is managed by MacArthur Management Corp., an affiliate of the borrower.

RESERVES. At origination, the borrower made an initial deposit into a reserve account for payment of insurance premiums in the amount of $12,814 and for the payment of real estate taxes in the amount of $297,671. The mortgage loan requires the borrower to make monthly deposits into such reserve account in an amount equal to 1/12 of the estimated annual real estate taxes.

At origination, the borrower made an initial deposit in the form of a letter of credit into a reserve account for tenant improvements and leasing commissions in the amount of $256,000.

RELEASE PROVISIONS. The borrower has the right, upon the expiration of a lockout period, to the release of one or more of the properties in connection with a partial defeasance upon the satisfaction of certain conditions including, no event of default existing under the mortgage loan, a maximum LTV of 80% after the release, a minimum DSCR of 1.20x after the release and the loan being defeased in an amount equal to 125% of the allocated loan amount for such release parcel.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.




This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $52,000,000
                               MACARTHUR PORTFOLIO          DSCR:    1.23x
                                                            LTV:     59.23%
--------------------------------------------------------------------------------






                                 [MAP OMITTED]









This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $50,000,000
                            COMMUNITIES AT SOUTHWOOD        DSCR:    1.42x
                                                            LTV:     75.08%
--------------------------------------------------------------------------------







                                [PHOTOS OMITTED]









This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $50,000,000
                            COMMUNITIES AT SOUTHWOOD        DSCR:    1.42x
                                                            LTV:     75.08%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

 LOAN SELLER:                GMACCM

 LOAN PURPOSE:               Acquisition

 ORIGINAL BALANCE:           $50,000,000

 CUT-OFF BALANCE:            $50,000,000

 % BY INITIAL UPB:           2.19%

 INTEREST RATE:              5.32%

 PAYMENT DATE:               1st of the month

 FIRST PAYMENT DATE:         September 1, 2005

 MATURITY DATE:              August 1, 2015

 AMORTIZATION:               Interest  only from  September  1, 2005 through and
                             including  August  1,  2009;  thereafter,   monthly
                             amortization on a 30-year schedule

 CALL PROTECTION:            Lockout  for 24 months  from  securitization  date,
                             then defeasance is permitted. On and after May 1, 2015, prepayment can be made without penalty

 SPONSOR:                    Pinchos D. Shemano, Sam Weis and Leah Weis

 BORROWER:                   Southwood Owner LLC
                             SWC Owner LLC

 ADDITIONAL FINANCING:       $4,000,000 mezzanine loan

 LOCKBOX:                    Soft

 INITIAL RESERVES:           Tax:           $91,561
                             Insurance:     $40,589
                             Immediate
                             Repair:        $285,000
                             Replacement:   $275,000

 MONTHLY RESERVES:           Tax:           $30,520
                             Insurance:     $20,295
                             Replacement:   $26,792(1)
--------------------------------------------------------------------------------

(1) Monthly deposits to the Replacement Account are not required unless the balance of the Replacement Reserve Account equals or exceeds $321,500.


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

 LOAN BALANCE / UNIT:        $38,880.25

 BALLOON BALANCE / UNIT:     $35,357.82

 LTV:                        75.08%

 BALLOON LTV:                68.27%

 DSCR:                       1.42x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET / PORTFOLIO:   Single Asset

 PROPERTY TYPE:              Multifamily

 COLLATERAL:                 Fee Simple

 LOCATION:                   Richmond, Virginia

 YEAR BUILT / RENOVATED:     1970 & 1979/2004

 COLLATERAL UNITS:           1,286

 PROPERTY MANAGEMENT:        David Stern Management (a borrower affiliate)

 OCCUPANCY (AS OF 6/3/05):   97.51%

 UNDERWRITTEN
 NET CASH FLOW:              $4,735,437

 APPRAISED VALUE:            $66,600,000

 APPRAISAL DATE:             5/31/2005
--------------------------------------------------------------------------------



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $50,000,000
                            COMMUNITIES AT SOUTHWOOD        DSCR:    1.42x
                                                            LTV:     75.08%
--------------------------------------------------------------------------------

COMMUNITIES AT SOUTHWOOD

THE LOAN. The Communities at Southwood Loan is a ten year loan that provides for monthly payments of interest-only for the first four years and, thereafter, for monthly payments of principal and interest. The loan is secured by a mortgage on the borrowers' fee simple interest in a 1,286-unit apartment complex located in Richmond, Virginia.

THE BORROWER. The borrowers are Southwood Owner LLC and SWC Owner LLC as tenants in common, each a special purpose, bankruptcy-remote entity, which is required under its loan documents to have an independent director and for which a non-consolidation opinion was obtained at closing, sponsored by Pinchos D. Shemano, Sam Weis and Leah Weis.

THE PROPERTY. The property consists of a 1,286-unit apartment complex on a 69.5 acre parcel of land. The five communities of The Communities at Southwood are Maple Grove, Autumn Court, Cedar Pointe - Tifton, Cedar Pointe - Treehaven and Walnut Park. The two Cedar Pointe communities are comprised of townhouses and the remaining communities are comprised of garden apartments. The combined property consists of 150 two-story apartment buildings containing 1,286 units, 150 laundry rooms, 2 tennis courts, one large community pool, a recreation building, two playgrounds and a new soccer field. As of June 3, 2005, the property was 97.51% occupied.

THE MARKET. According to the appraisal performed by Metropolitan Valuation Services on May 31, 2005 (the "Appraisal"), the property is located within the Commonwealth of Virginia, approximately 4 miles southwest of the Richmond CBD in Richmond City. The Appraisal stated that Richmond City is a mature, stable and diversified economic area that enjoys moderate population growth and household formation. Interstate 95 is located near the property and according to the Appraisal the property is geographically located in the Southside/Broadrock submarket and is in close proximity to the Southside/Westover Hills submarket. The Appraisal indicated that the Broadrock submarket is comprised of apartments renting for $519 to $540 per month and the Westover Hills submarket's apartments are renting for $561 to $603 per month. Average rents at the property are in-line with the submarket's rents stated in the Appraisal.

CASH MANAGEMENT. Provided no lockbox trigger event exists under the mortgage loan, the borrower has access to the funds deposited in the lockbox account. Upon the occurrence of a lockbox trigger event, which consists of an event of default under the mortgage loan or a DSCR test not being satisfied, all funds deposited in the lockbox account are controlled by the lender.

PROPERTY MANAGEMENT. The property is managed by David Stern Management, an affiliate of the borrowers.

RESERVES. At origination, the borrowers made an initial deposit into a reserve account for payment of insurance premiums in the amount of $40,589 and for payment of real estate taxes in the amount of $91,561. The mortgage loan requires the borrowers to make monthly deposits into such reserve account in an amount equal to 1/12 of the estimated annual insurance premiums and real estate taxes.

At origination, the borrowers made an initial deposit into a reserve account for immediate repairs in the amount of $285,000.

At origination, the borrowers made an initial deposit into a reserve account for replacements in the amount of $275,000. The mortgage loan requires the borrowers to make monthly deposits for replacements into the replacement reserve account in an amount equal to $26,792, unless the balance of the replacement reserve account equals or exceeds $321,500.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. On July 18, 2005, Southwood Hold LLC and SWC Hold LLC ("Mezzanine Borrower") entered into a mezzanine loan agreement (the "Mezzanine Loan") with GMAC Commercial Mortgage Corporation ("Mezzanine Lender") in the original principal amount of $4,000,000. The Mezzanine Loan is a ten year, interest only fixed rate loan secured by a pledge of equity interests in the borrowers, Southwood Manager Corp., and SWC Manager Corp.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.



This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.

                          $2,102,782,000 (APPROXIMATE)
                                  COMM 2005-C6

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET         BALANCE: $50,000,000
                            COMMUNITIES AT SOUTHWOOD        DSCR:    1.42x
                                                            LTV:     75.08%
--------------------------------------------------------------------------------







                                 [MAP OMITTED]








This term sheet does not contain all of the information set forth in the Prospectus Supplement and the Prospectus for this transaction. The information contained herein shall be deemed superseded in its entirety by the information in the Prospectus Supplement and Prospectus.